UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21990

Fidelity Commonwealth Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Large Cap Growth Enhanced Index Fund
Fidelity® Large Cap Value Enhanced Index Fund
Fidelity® Large Cap Core Enhanced Index Fund
Fidelity® Mid Cap Enhanced Index Fund
Fidelity® International Enhanced Index Fund

Annual Report
August 31, 2022

Contents

Fidelity® Large Cap Growth Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Large Cap Value Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Large Cap Core Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Mid Cap Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® International Enhanced Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Fidelity® Large Cap Growth Enhanced Index Fund
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Growth Enhanced Index Fund	-16.70%	14.38%	14.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Growth Enhanced Index Fund on August 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Fidelity® Large Cap Growth Enhanced Index Fund
Management's Discussion of Fund Performance
Market Recap:
The S&P 500® index returned -11.23% for the 12 months ending August 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), even as the central bank again raised its benchmark interest rate by 0.75%, before a leg down in August (-4.08%). For the full 12 months, the growth-oriented communication services (-35%) and consumer discretionary (-16%) sectors lagged most. In sharp contrast, energy (+76%) rode a surge in commodity prices and led by a wide margin, while the defensive utilities sector rose 12%.
Comments from Senior Portfolio Manager Maximilian Kaufmann of the Fidelity Systematic Equity Strategies portfolio management team:
For the fiscal year ending August 31, 2022, the fund returned -16.70%, outperforming the -19.06% result of the benchmark Russell 1000® Growth Index. Versus the benchmark, security selection was the primary contributor, led by the health care sector. An overweighting in energy also bolstered the fund's relative result. Further aiding performance on a relative basis were favorable picks in the information technology sector, especially within the software & services industry. The biggest individual relative contributor was an overweight position in EOG Resources (+94%), and we reduced our position in this company. Also boosting value was our smaller-than-benchmark stake in PayPal Holdings, which returned roughly -68%. Another notable relative contributor was an outsized holding in CF Industries Holdings (+85%), a position we established this period. Conversely, the biggest detractor from performance versus the benchmark was an overweighting in health care. An underweighting and stock picking in the consumer staples sector, especially within the food, beverage & tobacco industry, also hurt. Further hindering the fund's relative return was security selection among consumer discretionary stocks. The biggest individual relative detractor was an out-of-benchmark stake in Crocs (-48%). The company was no longer held at period end. Further pressuring relative performance was an underweighting in AbbVie (+16%). Another notable relative detractor was our smaller-than-benchmark holding in Eli Lilly (+18%) where we increased exposure this period. Notable changes in positioning include increased exposure to the industrials sector and a smaller allocation to communication services companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Growth Enhanced Index Fund
Investment Summary August 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	11.4
Microsoft Corp.	9.0
Amazon.com, Inc.	5.2
Tesla, Inc.	3.7
Alphabet, Inc. Class A	2.8
UnitedHealth Group, Inc.	2.5
Alphabet, Inc. Class C	2.4
Visa, Inc. Class A	2.0
MasterCard, Inc. Class A	1.9
NVIDIA Corp.	1.7
42.6

Market Sectors (% of Fund's net assets)

Information Technology	40.6
Consumer Discretionary	16.0
Health Care	13.1
Industrials	6.7
Communication Services	6.7
Consumer Staples	6.3
Energy	2.5
Financials	2.2
Materials	1.8
Real Estate	1.7
Utilities	0.9

Asset Allocation (% of Fund's net assets)

Foreign investments - 1.1%

Fidelity® Large Cap Growth Enhanced Index Fund
Schedule of Investments August 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 6.7%
Entertainment - 0.4%
Electronic Arts, Inc.	30,755	3,901,887
Playtika Holding Corp. (a)	36,395	383,239
Spotify Technology SA (a)	21,226	2,295,592
		6,580,718
Interactive Media & Services - 6.2%
Alphabet, Inc.:
Class A (a)	423,500	45,831,170
Class C (a)	355,220	38,772,263
Meta Platforms, Inc. Class A (a)	93,166	15,179,536
		99,782,969
Media - 0.1%
Charter Communications, Inc. Class A (a)	2,672	1,102,547
Liberty Media Corp.:
Liberty SiriusXM Series A (a)	6,857	284,840
Liberty SiriusXM Series C (a)	8,607	355,986
		1,743,373
TOTAL COMMUNICATION SERVICES		108,107,060
CONSUMER DISCRETIONARY - 16.0%
Automobiles - 3.7%
Tesla, Inc. (a)	217,767	60,018,763
Distributors - 0.2%
Genuine Parts Co.	18,100	2,823,781
Diversified Consumer Services - 0.4%
Service Corp. International	115,400	7,121,334
Hotels, Restaurants & Leisure - 1.9%
Airbnb, Inc. Class A (a)	106,512	12,048,637
Booking Holdings, Inc. (a)	6,172	11,577,499
Chipotle Mexican Grill, Inc. (a)	1,239	1,978,435
Expedia, Inc. (a)	23,576	2,420,076
McDonald's Corp.	11,395	2,874,731
		30,899,378
Internet & Direct Marketing Retail - 5.6%
Amazon.com, Inc. (a)	663,940	84,167,674
eBay, Inc.	153,263	6,763,496
		90,931,170
Leisure Products - 0.0%
Brunswick Corp.	10,887	813,368
Multiline Retail - 0.7%
Dollar General Corp.	46,580	11,059,024
Specialty Retail - 2.6%
Lowe's Companies, Inc.	46,795	9,084,781
O'Reilly Automotive, Inc. (a)	3,388	2,361,843
The Home Depot, Inc.	73,689	21,253,381
Ulta Beauty, Inc. (a)	20,996	8,815,591
Williams-Sonoma, Inc.	3,092	459,935
		41,975,531
Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc. Class B	131,685	14,017,868
TOTAL CONSUMER DISCRETIONARY		259,660,217
CONSUMER STAPLES - 6.3%
Beverages - 2.2%
Brown-Forman Corp. Class B (non-vtg.)	56,864	4,134,013
PepsiCo, Inc.	58,606	10,096,056
The Coca-Cola Co.	337,856	20,849,094
		35,079,163
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	50,848	26,547,741
Sysco Corp.	88,479	7,274,743
Walmart, Inc.	52,430	6,949,597
		40,772,081
Food Products - 0.1%
Mondelez International, Inc.	31,653	1,958,055
Household Products - 1.5%
Colgate-Palmolive Co.	141,955	11,102,301
Procter & Gamble Co.	95,375	13,156,028
		24,258,329
TOTAL CONSUMER STAPLES		102,067,628
ENERGY - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
APA Corp.	112,190	4,387,751
Cheniere Energy, Inc.	53,173	8,517,251
Devon Energy Corp.	29,723	2,099,038
EOG Resources, Inc.	58,356	7,078,583
Occidental Petroleum Corp.	150,263	10,668,673
Pioneer Natural Resources Co.	9,082	2,299,744
Southwestern Energy Co. (a)	56,305	421,724
Targa Resources Corp.	69,110	4,715,375
		40,188,139
FINANCIALS - 2.2%
Capital Markets - 1.0%
Blackstone, Inc.	39,398	3,701,048
FactSet Research Systems, Inc.	8,400	3,640,056
MSCI, Inc.	14,672	6,591,249
NASDAQ, Inc.	40,500	2,410,965
		16,343,318
Consumer Finance - 0.1%
American Express Co.	5,469	831,288
Diversified Financial Services - 0.0%
Apollo Global Management, Inc.	1,465	81,425
Insurance - 1.1%
Aon PLC	31,496	8,795,573
Brown & Brown, Inc.	130,126	8,203,143
W.R. Berkley Corp.	12,909	836,503
		17,835,219
TOTAL FINANCIALS		35,091,250
HEALTH CARE - 13.1%
Biotechnology - 4.1%
AbbVie, Inc.	90,016	12,103,551
Alkermes PLC (a)	1,966	46,535
Amgen, Inc.	69,774	16,766,692
Biogen, Inc. (a)	32,650	6,379,157
Exelixis, Inc. (a)	55,764	989,253
Gilead Sciences, Inc.	136,844	8,685,489
Incyte Corp. (a)	49,406	3,479,665
Moderna, Inc. (a)	37,777	4,996,764
Regeneron Pharmaceuticals, Inc. (a)	14,289	8,302,766
Seagen, Inc. (a)	1,224	188,851
United Therapeutics Corp. (a)	15,209	3,446,664
Vertex Pharmaceuticals, Inc. (a)	1,614	454,761
Vir Biotechnology, Inc. (a)	17,900	425,125
		66,265,273
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	32,347	3,320,420
Abiomed, Inc. (a)	5,018	1,301,067
Figs, Inc. Class A (a)	137,878	1,593,870
Inspire Medical Systems, Inc. (a)	2,828	541,534
Shockwave Medical, Inc. (a)	30,049	8,920,346
		15,677,237
Health Care Providers & Services - 3.4%
DaVita HealthCare Partners, Inc. (a)	30,847	2,630,941
Elevance Health, Inc.	24,299	11,787,688
UnitedHealth Group, Inc.	79,290	41,177,676
		55,596,305
Health Care Technology - 0.6%
Veeva Systems, Inc. Class A (a)	51,698	10,304,445
Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	56,688	7,270,236
Mettler-Toledo International, Inc. (a)	3,853	4,671,608
		11,941,844
Pharmaceuticals - 3.3%
Bristol-Myers Squibb Co.	114,799	7,738,601
Eli Lilly & Co.	63,189	19,034,422
Johnson & Johnson	44,719	7,214,963
Merck & Co., Inc.	136,676	11,666,663
Pfizer, Inc.	174,471	7,891,323
		53,545,972
TOTAL HEALTH CARE		213,331,076
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.7%
General Dynamics Corp.	9,100	2,083,263
Huntington Ingalls Industries, Inc.	700	161,182
Lockheed Martin Corp.	39,680	16,669,965
Northrop Grumman Corp.	12,400	5,927,076
Parsons Corp. (a)	68,775	2,845,910
		27,687,396
Air Freight & Logistics - 0.5%
Expeditors International of Washington, Inc.	4,962	510,540
United Parcel Service, Inc. Class B	35,509	6,906,856
		7,417,396
Commercial Services & Supplies - 0.5%
Cintas Corp.	5,123	2,084,241
Clean Harbors, Inc. (a)	7,118	835,796
Copart, Inc. (a)	47,197	5,647,121
		8,567,158
Construction & Engineering - 0.1%
EMCOR Group, Inc.	15,347	1,825,065
Electrical Equipment - 0.7%
Atkore, Inc. (a)	47,507	4,010,066
Emerson Electric Co.	82,903	6,776,491
		10,786,557
Industrial Conglomerates - 0.4%
Honeywell International, Inc.	38,871	7,360,224
Machinery - 0.7%
AGCO Corp.	11,088	1,205,376
Allison Transmission Holdings, Inc.	21,864	792,789
Caterpillar, Inc.	46,672	8,620,785
Deere & Co.	1,427	521,212
		11,140,162
Professional Services - 0.6%
CoStar Group, Inc. (a)	79,174	5,513,677
Leidos Holdings, Inc.	15,967	1,517,663
Robert Half International, Inc.	41,436	3,189,329
		10,220,669
Road & Rail - 1.4%
CSX Corp.	48,204	1,525,657
Saia, Inc. (a)	615	127,200
Union Pacific Corp.	85,267	19,143,294
XPO Logistics, Inc. (a)	39,857	2,089,304
		22,885,455
Trading Companies & Distributors - 0.1%
Boise Cascade Co. (b)	24,867	1,549,960
TOTAL INDUSTRIALS		109,440,042
INFORMATION TECHNOLOGY - 40.6%
Communications Equipment - 0.5%
Cisco Systems, Inc.	185,246	8,284,201
Electronic Equipment & Components - 0.5%
CDW Corp.	9,981	1,703,757
Keysight Technologies, Inc. (a)	11,555	1,893,749
National Instruments Corp.	8,665	344,520
Vontier Corp.	194,326	4,259,626
		8,201,652
IT Services - 6.2%
Accenture PLC Class A	23,677	6,829,867
Automatic Data Processing, Inc.	8,121	1,984,854
Cognizant Technology Solutions Corp. Class A	53,999	3,411,117
FleetCor Technologies, Inc. (a)	21,749	4,622,315
Gartner, Inc. (a)	13,881	3,960,527
GoDaddy, Inc. (a)	5,801	439,832
MasterCard, Inc. Class A	97,324	31,568,986
MongoDB, Inc. Class A (a)	3,803	1,227,837
PayPal Holdings, Inc. (a)	44,500	4,158,080
Snowflake, Inc. (a)	9,605	1,738,025
VeriSign, Inc. (a)	45,213	8,238,713
Visa, Inc. Class A	163,021	32,393,903
		100,574,056
Semiconductors & Semiconductor Equipment - 6.2%
Advanced Micro Devices, Inc. (a)	36,732	3,117,445
Applied Materials, Inc.	99,135	9,325,629
Broadcom, Inc.	43,351	21,636,918
Enphase Energy, Inc. (a)	4,348	1,245,441
Kulicke & Soffa Industries, Inc.	4,372	183,799
Lam Research Corp.	538	235,596
Monolithic Power Systems, Inc.	1,422	644,422
NVIDIA Corp.	184,615	27,865,788
Qualcomm, Inc.	155,195	20,527,643
Semtech Corp. (a)	76,307	3,524,620
Skyworks Solutions, Inc.	13,291	1,309,828
Texas Instruments, Inc.	60,632	10,017,013
		99,634,142
Software - 15.6%
Adobe, Inc. (a)	61,596	23,002,410
Autodesk, Inc. (a)	887	178,943
Box, Inc. Class A (a)	155,625	4,007,344
Cadence Design Systems, Inc. (a)	67,986	11,813,927
Crowdstrike Holdings, Inc. (a)	19,072	3,482,738
Datadog, Inc. Class A (a)	17,901	1,878,710
Dropbox, Inc. Class A (a)	394,598	8,440,451
Fair Isaac Corp. (a)	703	315,928
Fortinet, Inc. (a)	15,600	759,564
HubSpot, Inc. (a)	1,965	662,284
Intuit, Inc.	3,475	1,500,436
Microsoft Corp.	559,143	146,199,120
Palo Alto Networks, Inc. (a)	14,366	7,999,132
Qualys, Inc. (a)	18,306	2,780,681
RingCentral, Inc. (a)	44,527	1,916,442
Salesforce.com, Inc. (a)	24,896	3,886,764
ServiceNow, Inc. (a)	22,594	9,819,804
Splunk, Inc. (a)	7,060	635,612
Synopsys, Inc. (a)	36,156	12,510,699
Workday, Inc. Class A (a)	67,067	11,036,546
Zoom Video Communications, Inc. Class A (a)	10,650	856,260
		253,683,795
Technology Hardware, Storage & Peripherals - 11.6%
Apple, Inc.	1,183,797	186,116,560
NetApp, Inc.	23,554	1,698,950
Pure Storage, Inc. Class A (a)	38,788	1,123,688
		188,939,198
TOTAL INFORMATION TECHNOLOGY		659,317,044
MATERIALS - 1.8%
Chemicals - 1.2%
CF Industries Holdings, Inc.	71,636	7,411,461
Olin Corp.	113,011	6,177,181
The Chemours Co. LLC	51,768	1,746,135
Westlake Corp.	51,411	5,070,667
		20,405,444
Construction Materials - 0.1%
Eagle Materials, Inc.	15,042	1,799,324
Containers & Packaging - 0.5%
Sealed Air Corp.	141,943	7,637,953
TOTAL MATERIALS		29,842,721
REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	24,355	6,187,388
Crown Castle International Corp.	27,032	4,617,877
Public Storage	34,985	11,574,088
Realty Income Corp.	40,500	2,765,340
SBA Communications Corp. Class A	9,379	3,050,520
		28,195,213
UTILITIES - 0.9%
Electric Utilities - 0.6%
Duke Energy Corp.	65,400	6,991,914
Xcel Energy, Inc.	38,500	2,858,625
		9,850,539
Multi-Utilities - 0.3%
Consolidated Edison, Inc.	52,200	5,102,028
TOTAL UTILITIES		14,952,567
TOTAL COMMON STOCKS (Cost $1,060,440,959)		1,600,192,957

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 2.33% (c)	33,744,746	33,751,495
Fidelity Securities Lending Cash Central Fund 2.34% (c)(d)	831,767	831,850
TOTAL MONEY MARKET FUNDS (Cost $34,583,345)		34,583,345

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $1,095,024,304)	1,634,776,302
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(9,144,189)
NET ASSETS - 100.0%	1,625,632,113

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	119	Sep 2022	23,541,175	(380,191)	(380,191)

The notional amount of futures purchased as a percentage of Net Assets is 1.4%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	12,520,561	268,284,162	247,053,228	117,221	-	-	33,751,495	0.1%
Fidelity Securities Lending Cash Central Fund 2.34%	35,685,925	292,099,607	326,953,682	21,334	-	-	831,850	0.0%
Total	48,206,486	560,383,769	574,006,910	138,555	-	-	34,583,345

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	108,107,060	108,107,060	-	-
Consumer Discretionary	259,660,217	259,660,217	-	-
Consumer Staples	102,067,628	102,067,628	-	-
Energy	40,188,139	40,188,139	-	-
Financials	35,091,250	35,091,250	-	-
Health Care	213,331,076	213,331,076	-	-
Industrials	109,440,042	109,440,042	-	-
Information Technology	659,317,044	659,317,044	-	-
Materials	29,842,721	29,842,721	-	-
Real Estate	28,195,213	28,195,213	-	-
Utilities	14,952,567	14,952,567	-	-

Money Market Funds	34,583,345	34,583,345	-	-
Total Investments in Securities:	1,634,776,302	1,634,776,302	-	-
Derivative Instruments:

Liabilities
Futures Contracts	(380,191)	(380,191)	-	-
Total Liabilities	(380,191)	(380,191)	-	-
Total Derivative Instruments:	(380,191)	(380,191)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(380,191)
Total Equity Risk	0	(380,191)
Total Value of Derivatives	0	(380,191)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Large Cap Growth Enhanced Index Fund
Financial Statements
Statement of Assets and Liabilities
		August 31, 2022

Assets
Investment in securities, at value (including securities loaned of $791,591) - See accompanying schedule:	$1,600,192,957
Unaffiliated issuers (cost $1,060,440,959)
Fidelity Central Funds (cost $34,583,345)	34,583,345

Total Investment in Securities (cost $1,095,024,304)		$1,634,776,302
Segregated cash with brokers for derivative instruments		1,690,000
Cash		43,926
Receivable for investments sold		6,990,235
Receivable for fund shares sold		534,806
Dividends receivable		1,583,102
Distributions receivable from Fidelity Central Funds		44,941
Other receivables		18,168
Total assets		1,645,681,480
Liabilities
Payable for investments purchased	$16,489,162
Payable for fund shares redeemed	1,952,917
Accrued management fee	550,066
Payable for daily variation margin on futures contracts	225,372
Collateral on securities loaned	831,850
Total Liabilities		20,049,367
Net Assets		$1,625,632,113
Net Assets consist of:
Paid in capital		$1,119,672,819
Total accumulated earnings (loss)		505,959,294
Net Assets		$1,625,632,113
Net Asset Value , offering price and redemption price per share ($1,625,632,113 ÷ 65,482,498 shares)		$24.83

Statement of Operations
		Year ended August 31, 2022
Investment Income
Dividends		$15,040,690
Interest		3,206
Income from Fidelity Central Funds (including $21,334 from security lending)		138,555
Total Income		15,182,451
Expenses
Management fee	$6,485,244
Independent trustees' fees and expenses	5,557
Total expenses before reductions	6,490,801
Expense reductions	(149)
Total expenses after reductions		6,490,652
Net Investment income (loss)		8,691,799
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,022,489)
Futures contracts	(2,143,112)
Total net realized gain (loss)		(8,165,601)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(298,269,780)
Futures contracts	(1,152,472)
Total change in net unrealized appreciation (depreciation)		(299,422,252)
Net gain (loss)		(307,587,853)
Net increase (decrease) in net assets resulting from operations		$(298,896,054)

Statement of Changes in Net Assets

	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,691,799	$7,196,110
Net realized gain (loss)	(8,165,601)	237,036,366
Change in net unrealized appreciation (depreciation)	(299,422,252)	156,833,675
Net increase (decrease) in net assets resulting from operations	(298,896,054)	401,066,151
Distributions to shareholders	(234,756,175)	(66,348,989)
Share transactions
Proceeds from sales of shares	431,325,162	241,985,557
Reinvestment of distributions	220,826,073	62,980,686
Cost of shares redeemed	(277,612,906)	(272,474,096)
Net increase (decrease) in net assets resulting from share transactions	374,538,329	32,492,147
Total increase (decrease) in net assets	(159,113,900)	367,209,309

Net Assets
Beginning of period	1,784,746,013	1,417,536,704
End of period	$1,625,632,113	$1,784,746,013

Other Information
Shares
Sold	15,823,152	8,233,862
Issued in reinvestment of distributions	7,278,381	2,273,671
Redeemed	(9,733,327)	(9,387,317)
Net increase (decrease)	13,368,206	1,120,216

Fidelity® Large Cap Growth Enhanced Index Fund

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$34.25	$27.80	$20.24	$21.58	$17.61
Income from Investment Operations
Net investment income (loss) A,B	.15	.14	.16	.21	.23
Net realized and unrealized gain (loss)	(5.05)	7.63	8.08	(.15)	4.40
Total from investment operations	(4.90)	7.77	8.24	.06	4.63
Distributions from net investment income	(.14)	(.16)	(.18)	(.24) C	(.18)
Distributions from net realized gain	(4.38)	(1.16)	(.51)	(1.16) C	(.48)
Total distributions	(4.52)	(1.32)	(.68) D	(1.40)	(.66)
Net asset value, end of period	$24.83	$34.25	$27.80	$20.24	$21.58
Total Return E	(16.70)%	29.08%	41.73%	1.28%	26.86%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.39%	.39%	.39%	.39%	.39%
Expenses net of fee waivers, if any	.39%	.39%	.39%	.39%	.39%
Expenses net of all reductions	.39%	.39%	.39%	.39%	.39%
Net investment income (loss)	.52%	.47%	.74%	1.07%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$1,625,632	$1,784,746	$1,417,537	$1,106,497	$1,181,986
Portfolio turnover rate H	101%	84%	69%	85%	100%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Large Cap Value Enhanced Index Fund
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Value Enhanced Index Fund	-5.18%	8.98%	11.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Value Enhanced Index Fund on August 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Fidelity® Large Cap Value Enhanced Index Fund
Management's Discussion of Fund Performance
Market Recap:
The S&P 500® index returned -11.23% for the 12 months ending August 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), even as the central bank again raised its benchmark interest rate by 0.75%, before a leg down in August (-4.08%). For the full 12 months, the growth-oriented communication services (-35%) and consumer discretionary (-16%) sectors lagged most. In sharp contrast, energy (+76%) rode a surge in commodity prices and led by a wide margin, while the defensive utilities sector rose 12%.
Comments from Senior Portfolio Manager Maximilian Kaufmann of the Fidelity Systematic Equity Strategies portfolio management team:
For the fiscal year ending August 31, 2022, the fund returned -5.18%, outperforming the -6.23% result of the benchmark Russell 1000® Value Index. The top contributors to performance versus the benchmark were an overweighting and security selection in energy. Strong picks among materials stocks also boosted the fund's relative result. Further aiding the portfolio's relative return were investment choices in the information technology sector, primarily driven by the software & services industry. The fund's biggest individual relative contributor was an outsized stake in EOG Resources, which gained 93% the past 12 months. We reduced our position in this company. Also bolstering performance was an underweighting in Disney, which returned -38%. ConocoPhillips gained 102% the past year and lifted relative performance as well. We decreased our exposure to the company. In contrast, the biggest detractors from performance versus the benchmark were security selection and an underweighting in consumer staples. Stock picks and smaller-than-benchmark exposure to utilities companies, along with security selection in financials, also hindered the fund's relative return. The fund's biggest individual relative detractor was an overweighting in Intel, which returned -39% the past 12 months. Also hurting performance was our outsized stake in Dropbox, which returned roughly -33%. Further pressuring the fund's relative result was our overweighting in Nutanix, which returned -67% and was no longer held at period end. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to real estate firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Value Enhanced Index Fund
Investment Summary August 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class B	3.3
Johnson & Johnson	2.4
Exxon Mobil Corp.	2.3
Chevron Corp.	1.9
JPMorgan Chase & Co.	1.9
Pfizer, Inc.	1.8
Bank of America Corp.	1.6
Meta Platforms, Inc. Class A	1.6
Walmart, Inc.	1.5
Bristol-Myers Squibb Co.	1.3
19.6

Market Sectors (% of Fund's net assets)

Health Care	17.5
Financials	16.9
Industrials	11.7
Information Technology	8.9
Energy	8.8
Consumer Staples	8.8
Communication Services	7.6
Utilities	7.3
Consumer Discretionary	5.6
Real Estate	3.4
Materials	3.0

Asset Allocation (% of Fund's net assets)

Foreign investments - 2.8%

Fidelity® Large Cap Value Enhanced Index Fund
Schedule of Investments August 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.6%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	563,893	9,890,683
Lumen Technologies, Inc. (a)	141,573	1,410,067
Verizon Communications, Inc.	1,560,923	65,262,191
		76,562,941
Entertainment - 1.8%
Activision Blizzard, Inc.	152,413	11,962,896
Electronic Arts, Inc.	199,860	25,356,238
Netflix, Inc. (b)	43,057	9,625,823
Spotify Technology SA (b)	10,379	1,122,489
The Walt Disney Co. (b)	499,846	56,022,740
		104,090,186
Interactive Media & Services - 2.5%
Alphabet, Inc.:
Class A (b)	242,425	26,235,234
Class C (b)	232,953	25,426,820
Meta Platforms, Inc. Class A (b)	543,231	88,508,627
		140,170,681
Media - 1.6%
Comcast Corp. Class A	1,599,593	57,889,271
Liberty Media Corp.:
Liberty Media Class A (b)	12,489	725,986
Liberty SiriusXM Series A (a)(b)	294,437	12,230,913
Liberty SiriusXM Series C (b)	384,396	15,898,619
News Corp. Class B	239,369	4,126,722
		90,871,511
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (b)	136,229	19,611,527
TOTAL COMMUNICATION SERVICES		431,306,846
CONSUMER DISCRETIONARY - 5.6%
Automobiles - 0.6%
Ford Motor Co.	1,647,883	25,113,737
General Motors Co.	172,357	6,585,761
Harley-Davidson, Inc.	40,593	1,565,672
Thor Industries, Inc. (a)	17,518	1,419,133
		34,684,303
Distributors - 0.8%
Genuine Parts Co.	229,795	35,850,318
LKQ Corp.	120,188	6,396,405
		42,246,723
Diversified Consumer Services - 0.5%
Service Corp. International	451,053	27,834,481
Hotels, Restaurants & Leisure - 1.7%
Airbnb, Inc. Class A (b)	107,950	12,211,304
Chipotle Mexican Grill, Inc. (b)	6,145	9,812,336
Darden Restaurants, Inc.	27,029	3,343,758
Expedia, Inc. (b)	55,263	5,672,747
Hyatt Hotels Corp. Class A (b)	166,995	14,966,092
McDonald's Corp.	179,571	45,302,172
Starbucks Corp.	71,646	6,023,279
Wendy's Co.	51,664	990,916
		98,322,604
Household Durables - 0.2%
Lennar Corp. Class A	66,614	5,159,254
PulteGroup, Inc.	10,653	433,151
Toll Brothers, Inc.	177,021	7,751,750
		13,344,155
Internet & Direct Marketing Retail - 0.5%
eBay, Inc.	639,859	28,236,978
Leisure Products - 0.3%
Brunswick Corp.	146,723	10,961,675
Hasbro, Inc.	57,714	4,549,017
		15,510,692
Multiline Retail - 0.4%
Dillard's, Inc. Class A (a)	1,160	343,638
Dollar General Corp.	87,671	20,814,849
		21,158,487
Specialty Retail - 0.6%
AutoNation, Inc. (b)	62,372	7,771,551
Dick's Sporting Goods, Inc.	28,422	3,023,248
Foot Locker, Inc.	40,822	1,503,882
Group 1 Automotive, Inc. (a)	11,837	2,113,970
Lithia Motors, Inc. Class A (sub. vtg.) (a)	16,618	4,411,082
The Home Depot, Inc.	48,648	14,031,056
Williams-Sonoma, Inc.	20,194	3,003,858
		35,858,647
Textiles, Apparel & Luxury Goods - 0.0%
Capri Holdings Ltd. (b)	38,219	1,803,172
TOTAL CONSUMER DISCRETIONARY		319,000,242
CONSUMER STAPLES - 8.8%
Beverages - 1.5%
Brown-Forman Corp. Class B (non-vtg.)	219,494	15,957,214
Coca-Cola Bottling Co. Consolidated	769	364,760
Constellation Brands, Inc. Class A (sub. vtg.)	128,526	31,623,822
Keurig Dr. Pepper, Inc.	42,101	1,604,890
Molson Coors Beverage Co. Class B	53,918	2,785,943
The Coca-Cola Co.	550,050	33,943,586
		86,280,215
Food & Staples Retailing - 2.3%
Kroger Co.	275,588	13,211,689
Sprouts Farmers Market LLC (b)	202,002	5,837,858
Walgreens Boots Alliance, Inc.	678,040	23,772,082
Walmart, Inc.	648,229	85,922,754
		128,744,383
Food Products - 2.7%
Archer Daniels Midland Co.	267,025	23,468,827
Bunge Ltd.	8,886	881,225
Campbell Soup Co.	48,560	2,446,453
Conagra Brands, Inc.	296,068	10,178,818
Darling Ingredients, Inc. (b)	60,689	4,616,005
General Mills, Inc.	210,747	16,185,370
Hostess Brands, Inc. Class A (b)	34,621	802,515
Ingredion, Inc.	4,906	427,165
Mondelez International, Inc.	454,150	28,093,719
Post Holdings, Inc. (b)	34,421	3,055,208
The J.M. Smucker Co.	92,179	12,904,138
The Kraft Heinz Co.	901,005	33,697,587
Tyson Foods, Inc. Class A	217,650	16,406,457
		153,163,487
Household Products - 1.2%
Colgate-Palmolive Co.	196,800	15,391,728
Procter & Gamble Co.	376,172	51,889,166
		67,280,894
Tobacco - 1.1%
Altria Group, Inc.	751,851	33,923,517
Philip Morris International, Inc.	328,170	31,336,953
		65,260,470
TOTAL CONSUMER STAPLES		500,729,449
ENERGY - 8.8%
Energy Equipment & Services - 0.6%
Baker Hughes Co. Class A	52,618	1,329,131
Halliburton Co.	68,173	2,054,052
Helmerich & Payne, Inc.	44,004	1,881,171
NOV, Inc.	343,281	6,065,775
Patterson-UTI Energy, Inc.	126,405	1,883,435
Schlumberger Ltd.	524,014	19,991,134
		33,204,698
Oil, Gas & Consumable Fuels - 8.2%
Antero Resources Corp. (b)	58,927	2,361,794
APA Corp.	26,632	1,041,578
Cheniere Energy, Inc.	11,704	1,874,747
Chesapeake Energy Corp.	78,858	7,924,440
Chevron Corp.	696,512	110,090,687
ConocoPhillips Co.	392,824	42,994,587
Coterra Energy, Inc.	235,986	7,294,327
Devon Energy Corp.	57,006	4,025,764
Diamondback Energy, Inc.	9,263	1,234,573
DT Midstream, Inc.	119,349	6,589,258
EOG Resources, Inc.	113,847	13,809,641
EQT Corp.	196,871	9,410,434
Exxon Mobil Corp.	1,358,035	129,814,566
Kinder Morgan, Inc.	1,033,339	18,930,770
Marathon Oil Corp.	332,434	8,506,986
Marathon Petroleum Corp.	387,180	39,008,385
Murphy Oil Corp.	208,149	8,111,567
Occidental Petroleum Corp.	124,244	8,821,324
Phillips 66 Co.	240,574	21,521,750
Pioneer Natural Resources Co.	17,870	4,525,041
Targa Resources Corp.	96,795	6,604,323
Valero Energy Corp.	116,430	13,636,282
		468,132,824
TOTAL ENERGY		501,337,522
FINANCIALS - 16.9%
Banks - 6.3%
Bank of America Corp.	2,641,982	88,797,015
Bank OZK	45,131	1,829,159
Citigroup, Inc.	433,464	21,157,378
Citizens Financial Group, Inc.	377,311	13,839,767
Comerica, Inc.	60,533	4,860,800
East West Bancorp, Inc.	106,660	7,697,652
Eastern Bankshares, Inc.	222,179	4,310,273
Fifth Third Bancorp	328,135	11,205,810
First Republic Bank	63,920	9,704,974
Hancock Whitney Corp.	74,126	3,575,097
JPMorgan Chase & Co.	935,233	106,364,049
Old National Bancorp, Indiana	46,804	781,159
PNC Financial Services Group, Inc.	110,975	17,534,050
Regions Financial Corp.	279,116	6,048,444
Synovus Financial Corp.	35,712	1,434,194
U.S. Bancorp	298,667	13,622,202
Wells Fargo & Co.	1,019,267	44,552,161
Wintrust Financial Corp.	25,522	2,152,525
Zions Bancorp NA	34,151	1,879,330
		361,346,039
Capital Markets - 3.5%
Affiliated Managers Group, Inc.	5,069	645,588
BlackRock, Inc. Class A	25,504	16,995,611
Charles Schwab Corp.	76,587	5,433,848
CME Group, Inc.	57,949	11,335,404
Goldman Sachs Group, Inc.	177,653	59,099,824
Intercontinental Exchange, Inc.	39,038	3,936,982
Jefferies Financial Group, Inc.	309,201	9,922,260
Morgan Stanley	437,779	37,307,526
NASDAQ, Inc.	221,745	13,200,480
Northern Trust Corp.	60,231	5,727,366
Raymond James Financial, Inc.	168,918	17,629,972
S&P Global, Inc.	33,864	11,926,224
Stifel Financial Corp.	65,923	3,909,893
		197,070,978
Consumer Finance - 0.7%
Capital One Financial Corp.	244,397	25,862,091
Discover Financial Services	15,713	1,578,999
Synchrony Financial	350,164	11,467,871
		38,908,961
Diversified Financial Services - 3.3%
Berkshire Hathaway, Inc. Class B (b)	660,314	185,416,156
Insurance - 2.8%
AFLAC, Inc.	110,782	6,582,666
American Financial Group, Inc.	13,393	1,710,018
American International Group, Inc.	418,132	21,638,331
Aon PLC	14,854	4,148,128
Axis Capital Holdings Ltd.	77,945	4,142,777
Brown & Brown, Inc.	321,072	20,240,379
Chubb Ltd.	104,865	19,824,728
Fidelity National Financial, Inc.	229,085	8,957,224
First American Financial Corp.	90,859	4,860,957
Globe Life, Inc.	16,558	1,609,272
Hartford Financial Services Group, Inc.	9,589	616,669
Loews Corp.	386,176	21,359,395
Principal Financial Group, Inc.	4,514	337,467
Prudential Financial, Inc.	80,979	7,753,739
Reinsurance Group of America, Inc.	7,533	944,337
The Travelers Companies, Inc.	129,660	20,958,242
W.R. Berkley Corp.	218,615	14,166,252
		159,850,581
Mortgage Real Estate Investment Trusts - 0.0%
Blackstone Mortgage Trust, Inc.	50,265	1,456,680
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp.	186,362	2,663,113
New York Community Bancorp, Inc. (a)	1,574,383	15,413,210
		18,076,323
TOTAL FINANCIALS		962,125,718
HEALTH CARE - 17.5%
Biotechnology - 2.6%
Alkermes PLC (b)	80,185	1,897,979
Amgen, Inc.	71,895	17,276,369
Biogen, Inc. (b)	108,932	21,283,134
Gilead Sciences, Inc.	860,698	54,628,502
Incyte Corp. (b)	124,265	8,751,984
Moderna, Inc. (b)	77,504	10,251,454
Regeneron Pharmaceuticals, Inc. (b)	33,428	19,423,674
United Therapeutics Corp. (b)	56,786	12,868,843
Vir Biotechnology, Inc. (b)	71,541	1,699,099
		148,081,038
Health Care Equipment & Supplies - 2.5%
Abbott Laboratories	413,533	42,449,162
Abiomed, Inc. (b)	5,285	1,370,295
Becton, Dickinson & Co.	19,738	4,982,266
Boston Scientific Corp. (b)	179,426	7,232,662
Dentsply Sirona, Inc.	453,416	14,858,442
Haemonetics Corp. (b)	7,176	538,415
Hologic, Inc. (b)	117,521	7,939,719
Integra LifeSciences Holdings Corp. (b)	69,698	3,325,292
Medtronic PLC	438,256	38,531,468
Teleflex, Inc.	9,879	2,235,223
The Cooper Companies, Inc.	8,821	2,535,508
Zimmer Biomet Holdings, Inc.	136,919	14,557,228
		140,555,680
Health Care Providers & Services - 3.2%
Centene Corp. (b)	29,399	2,638,266
CVS Health Corp.	631,850	62,016,078
DaVita HealthCare Partners, Inc. (b)	119,703	10,209,469
Elevance Health, Inc.	125,326	60,796,896
Laboratory Corp. of America Holdings	17,003	3,830,266
Quest Diagnostics, Inc.	26,582	3,330,990
UnitedHealth Group, Inc.	72,925	37,872,140
		180,694,105
Health Care Technology - 0.1%
Veeva Systems, Inc. Class A (b)	20,052	3,996,765
Life Sciences Tools & Services - 2.1%
Agilent Technologies, Inc.	55,682	7,141,217
Bio-Rad Laboratories, Inc. Class A (b)	48,228	23,392,509
Danaher Corp.	144,127	38,901,319
Illumina, Inc. (b)	59,703	12,038,513
QIAGEN NV (b)	21,274	966,478
Thermo Fisher Scientific, Inc.	70,743	38,577,573
		121,017,609
Pharmaceuticals - 7.0%
Bristol-Myers Squibb Co.	1,085,673	73,185,217
Eli Lilly & Co.	66,720	20,098,066
Johnson & Johnson	855,876	138,087,034
Merck & Co., Inc.	701,930	59,916,745
Nektar Therapeutics (a)(b)	331,066	1,304,400
Perrigo Co. PLC	49,303	1,844,918
Pfizer, Inc.	2,311,536	104,550,773
		398,987,153
TOTAL HEALTH CARE		993,332,350
INDUSTRIALS - 11.7%
Aerospace & Defense - 3.1%
Curtiss-Wright Corp.	5,493	808,515
General Dynamics Corp.	55,327	12,666,010
Hexcel Corp.	29,939	1,756,521
Huntington Ingalls Industries, Inc.	5,000	1,151,300
Lockheed Martin Corp.	74,012	31,093,181
Moog, Inc. Class A	120,098	9,004,948
Northrop Grumman Corp.	78,536	37,539,423
Parsons Corp. (b)	338,545	14,008,992
Raytheon Technologies Corp.	397,356	35,662,701
Textron, Inc.	516,566	32,223,387
The Boeing Co. (b)	18,911	3,030,488
Woodward, Inc.	3,885	361,577
		179,307,043
Air Freight & Logistics - 0.4%
Expeditors International of Washington, Inc.	31,812	3,273,137
FedEx Corp.	91,176	19,220,813
GXO Logistics, Inc. (b)	15,862	703,956
		23,197,906
Airlines - 0.2%
Alaska Air Group, Inc. (b)	254,106	11,068,857
United Airlines Holdings, Inc. (b)	9,082	317,961
		11,386,818
Building Products - 0.6%
A.O. Smith Corp.	23,427	1,322,454
Builders FirstSource, Inc. (b)	108,203	6,341,778
Fortune Brands Home & Security, Inc.	93,166	5,723,187
Johnson Controls International PLC	98,369	5,325,698
Owens Corning	190,587	15,576,676
Simpson Manufacturing Co. Ltd.	17,093	1,583,496
		35,873,289
Commercial Services & Supplies - 1.6%
ABM Industries, Inc. (a)	231,182	10,726,845
Cintas Corp.	20,995	8,541,606
Clean Harbors, Inc. (b)	213,858	25,111,206
IAA, Inc. (b)	74,307	2,768,679
Republic Services, Inc.	235,311	33,583,586
Tetra Tech, Inc.	5,643	766,376
Waste Management, Inc.	51,705	8,739,696
		90,237,994
Construction & Engineering - 0.2%
EMCOR Group, Inc.	93,024	11,062,414
Electrical Equipment - 0.8%
Acuity Brands, Inc.	24,764	4,059,563
AMETEK, Inc.	5,942	713,991
Atkore, Inc. (b)	30,856	2,604,555
Eaton Corp. PLC	124,289	16,982,849
Emerson Electric Co.	54,676	4,469,216
nVent Electric PLC	72,105	2,376,581
Regal Rexnord Corp.	65,881	9,064,567
Rockwell Automation, Inc.	21,611	5,120,510
		45,391,832
Industrial Conglomerates - 1.2%
3M Co.	218,217	27,135,284
General Electric Co.	229,811	16,877,320
Honeywell International, Inc.	123,553	23,394,761
		67,407,365
Machinery - 1.4%
AGCO Corp.	93,545	10,169,277
Allison Transmission Holdings, Inc.	71,763	2,602,126
Caterpillar, Inc.	57,940	10,702,097
Cummins, Inc. (a)	65,747	14,159,931
Donaldson Co., Inc.	73,950	3,797,333
Dover Corp.	18,377	2,296,390
Fortive Corp.	208,261	13,189,169
ITT, Inc.	28,418	2,061,158
Middleby Corp. (b)	16,972	2,440,913
PACCAR, Inc.	93,513	8,183,323
Parker Hannifin Corp.	29,644	7,855,660
Pentair PLC	9,726	432,807
Snap-On, Inc.	10,332	2,250,930
		80,141,114
Professional Services - 0.6%
Booz Allen Hamilton Holding Corp. Class A	10,808	1,034,326
CoStar Group, Inc. (b)	206,776	14,399,881
Dun & Bradstreet Holdings, Inc. (b)	19,083	271,933
Korn Ferry	200,971	12,243,153
Leidos Holdings, Inc.	75,464	7,172,853
Manpower, Inc.	4,063	297,899
		35,420,045
Road & Rail - 1.3%
CSX Corp.	594,673	18,821,400
Knight-Swift Transportation Holdings, Inc. Class A	138,485	6,994,877
Norfolk Southern Corp.	84,475	20,538,407
Union Pacific Corp.	35,851	8,048,908
XPO Logistics, Inc. (b)	339,786	17,811,582
		72,215,174
Trading Companies & Distributors - 0.3%
Applied Industrial Technologies, Inc.	16,676	1,767,990
Boise Cascade Co. (a)	68,603	4,276,025
MSC Industrial Direct Co., Inc. Class A	77,692	6,153,983
Univar Solutions, Inc. (b)	143,791	3,626,409
		15,824,407
TOTAL INDUSTRIALS		667,465,401
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 1.6%
Ciena Corp. (b)	82,029	4,162,151
Cisco Systems, Inc.	1,633,219	73,037,554
F5, Inc. (b)	56,900	8,936,714
Juniper Networks, Inc.	227,011	6,451,653
Viavi Solutions, Inc. (b)	39,097	550,486
		93,138,558
Electronic Equipment & Components - 0.8%
Corning, Inc.	298,287	10,237,210
National Instruments Corp.	589,444	23,436,293
Vontier Corp.	475,937	10,432,539
		44,106,042
IT Services - 1.8%
Amdocs Ltd.	341,398	29,179,287
Cognizant Technology Solutions Corp. Class A	93,962	5,935,580
Fidelity National Information Services, Inc.	73,570	6,722,091
Fiserv, Inc. (b)	45,185	4,572,270
FleetCor Technologies, Inc. (b)	103,876	22,076,766
Gartner, Inc. (b)	18,274	5,213,938
Global Payments, Inc.	31,130	3,867,280
GoDaddy, Inc. (b)	75,248	5,705,303
Kyndryl Holdings, Inc. (b)	190,407	1,984,041
PayPal Holdings, Inc. (b)	199,898	18,678,469
SolarWinds, Inc.	87,734	795,747
Twilio, Inc. Class A (b)	5,995	417,132
		105,147,904
Semiconductors & Semiconductor Equipment - 1.8%
Advanced Micro Devices, Inc. (b)	80,270	6,812,515
Broadcom, Inc.	5,630	2,809,989
Cirrus Logic, Inc. (b)	34,672	2,658,996
Intel Corp.	1,495,314	47,730,423
Qorvo, Inc. (b)	63,073	5,662,694
Qualcomm, Inc.	186,964	24,729,728
Semtech Corp. (b)	15,533	717,469
Synaptics, Inc. (b)	17,580	2,032,424
Texas Instruments, Inc.	44,715	7,387,365
		100,541,603
Software - 2.3%
Adobe, Inc. (b)	8,150	3,043,536
Box, Inc. Class A (b)	462,088	11,898,766
Dropbox, Inc. Class A (b)	1,115,756	23,866,021
Microsoft Corp.	32,589	8,521,046
RingCentral, Inc. (b)	14,333	616,892
Salesforce.com, Inc. (b)	298,861	46,658,179
Splunk, Inc. (b)	26,761	2,409,293
Synopsys, Inc. (b)	61,711	21,353,240
Teradata Corp. (b)	155,048	5,101,079
Workday, Inc. Class A (b)	39,993	6,581,248
		130,049,300
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	58,970	9,271,263
Dell Technologies, Inc.	342,585	13,117,580
Hewlett Packard Enterprise Co.	183,364	2,493,750
NetApp, Inc.	102,612	7,401,404
Pure Storage, Inc. Class A (b)	86,134	2,495,302
		34,779,299
TOTAL INFORMATION TECHNOLOGY		507,762,706
MATERIALS - 3.0%
Chemicals - 1.7%
CF Industries Holdings, Inc.	14,927	1,544,347
Dow, Inc.	163,127	8,319,477
DuPont de Nemours, Inc.	307,510	17,109,856
Eastman Chemical Co.	124,987	11,373,817
Linde PLC	55,652	15,741,725
NewMarket Corp.	5,757	1,653,468
Olin Corp.	262,048	14,323,544
The Chemours Co. LLC	177,993	6,003,704
Westlake Corp.	177,065	17,463,921
		93,533,859
Construction Materials - 0.1%
Eagle Materials, Inc.	37,698	4,509,435
Vulcan Materials Co.	17,931	2,985,332
		7,494,767
Containers & Packaging - 0.7%
International Paper Co.	323,745	13,474,267
Sonoco Products Co.	85,732	5,402,831
WestRock Co.	562,010	22,811,986
		41,689,084
Metals & Mining - 0.5%
Nucor Corp.	137,297	18,252,263
Reliance Steel & Aluminum Co.	41,437	7,789,327
		26,041,590
TOTAL MATERIALS		168,759,300
REAL ESTATE - 3.4%
Equity Real Estate Investment Trusts (REITs) - 3.4%
American Homes 4 Rent Class A (a)	481,726	17,130,177
AvalonBay Communities, Inc.	32,489	6,527,365
Brixmor Property Group, Inc.	204,332	4,389,051
Duke Realty Corp.	8,175	481,099
EastGroup Properties, Inc.	20,130	3,322,054
Equity Residential (SBI)	94,365	6,905,631
Extra Space Storage, Inc.	46,338	9,208,751
First Industrial Realty Trust, Inc.	37,050	1,877,694
Highwoods Properties, Inc. (SBI)	159,102	4,838,292
Host Hotels & Resorts, Inc.	171,306	3,044,108
Invitation Homes, Inc.	375,035	13,606,270
Kite Realty Group Trust	21,107	408,632
Life Storage, Inc.	15,796	2,010,041
National Retail Properties, Inc.	174,353	7,828,450
National Storage Affiliates Trust	112,024	5,659,452
Prologis (REIT), Inc.	38,430	4,784,919
Public Storage	75,362	24,932,010
Realty Income Corp.	447,081	30,526,691
Regency Centers Corp.	7,423	451,615
Spirit Realty Capital, Inc.	37,092	1,515,208
Stag Industrial, Inc.	201,698	6,212,298
Store Capital Corp.	1,121,108	30,247,494
Terreno Realty Corp.	124,638	7,601,672
		193,508,974
Real Estate Management & Development - 0.0%
Jones Lang LaSalle, Inc. (b)	14,806	2,561,438
TOTAL REAL ESTATE		196,070,412
UTILITIES - 7.3%
Electric Utilities - 4.2%
Allete, Inc. (a)	25,738	1,523,175
Alliant Energy Corp.	133,179	8,129,246
American Electric Power Co., Inc.	12,332	1,235,666
Avangrid, Inc. (a)	90,367	4,464,130
Constellation Energy Corp.	11,290	921,151
Duke Energy Corp.	476,880	50,983,241
Eversource Energy	157,736	14,147,342
Exelon Corp.	265,039	11,637,862
Hawaiian Electric Industries, Inc.	388,480	15,197,338
IDACORP, Inc.	25,743	2,812,165
NextEra Energy, Inc.	643,013	54,694,686
NRG Energy, Inc.	86,948	3,589,213
Portland General Electric Co.	184,035	9,509,088
Southern Co.	280,834	21,643,876
Xcel Energy, Inc.	520,563	38,651,803
		239,139,982
Gas Utilities - 0.2%
UGI Corp.	225,585	8,910,608
Independent Power and Renewable Electricity Producers - 0.0%
Ormat Technologies, Inc.	18,626	1,741,158
Multi-Utilities - 2.5%
Ameren Corp.	851	78,820
CMS Energy Corp.	12,688	856,948
Consolidated Edison, Inc.	373,974	36,552,219
Dominion Energy, Inc.	22,916	1,874,529
Public Service Enterprise Group, Inc.	589,588	37,945,884
Sempra Energy	160,951	26,552,086
WEC Energy Group, Inc.	343,495	35,428,074
		139,288,560
Water Utilities - 0.4%
American Water Works Co., Inc.	124,112	18,424,426
Essential Utilities, Inc.	105,411	5,180,951
		23,605,377
TOTAL UTILITIES		412,685,685
TOTAL COMMON STOCKS (Cost $5,067,138,347)		5,660,575,631

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Cash Central Fund 2.33% (c)	8,768,789	8,770,543
Fidelity Securities Lending Cash Central Fund 2.34% (c)(d)	51,163,235	51,168,351
TOTAL MONEY MARKET FUNDS (Cost $59,938,894)		59,938,894

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $5,127,077,241)	5,720,514,525
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(29,122,303)
NET ASSETS - 100.0%	5,691,392,222

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	109	Sep 2022	21,562,925	27,103	27,103

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	25,805,671	928,926,091	945,961,219	376,337	-	-	8,770,543	0.0%
Fidelity Securities Lending Cash Central Fund 2.34%	54,824,025	719,476,012	723,131,686	66,543	-	-	51,168,351	0.1%
Total	80,629,696	1,648,402,103	1,669,092,905	442,880	-	-	59,938,894

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	431,306,846	431,306,846	-	-
Consumer Discretionary	319,000,242	319,000,242	-	-
Consumer Staples	500,729,449	500,729,449	-	-
Energy	501,337,522	501,337,522	-	-
Financials	962,125,718	962,125,718	-	-
Health Care	993,332,350	993,332,350	-	-
Industrials	667,465,401	667,465,401	-	-
Information Technology	507,762,706	507,762,706	-	-
Materials	168,759,300	168,759,300	-	-
Real Estate	196,070,412	196,070,412	-	-
Utilities	412,685,685	412,685,685	-	-

Money Market Funds	59,938,894	59,938,894	-	-
Total Investments in Securities:	5,720,514,525	5,720,514,525	-	-
Derivative Instruments:

Assets
Futures Contracts	27,103	27,103	-	-
Total Assets	27,103	27,103	-	-
Total Derivative Instruments:	27,103	27,103	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	27,103	0
Total Equity Risk	27,103	0
Total Value of Derivatives	27,103	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Large Cap Value Enhanced Index Fund
Financial Statements
Statement of Assets and Liabilities
		August 31, 2022

Assets
Investment in securities, at value (including securities loaned of $49,625,249) - See accompanying schedule:	$5,660,575,631
Unaffiliated issuers (cost $5,067,138,347)
Fidelity Central Funds (cost $59,938,894)	59,938,894

Total Investment in Securities (cost $5,127,077,241)		$5,720,514,525
Segregated cash with brokers for derivative instruments		500,000
Receivable for investments sold		39,884,804
Receivable for fund shares sold		1,018,184
Dividends receivable		13,882,544
Distributions receivable from Fidelity Central Funds		57,384
Other receivables		104,323
Total assets		5,775,961,764
Liabilities
Payable for investments purchased	29,185,374
Payable for fund shares redeemed	2,125,524
Accrued management fee	1,966,235
Payable for daily variation margin on futures contracts	127,059
Collateral on securities loaned	51,165,350
Total Liabilities		84,569,542
Net Assets		$5,691,392,222
Net Assets consist of:
Paid in capital		$4,902,594,125
Total accumulated earnings (loss)		788,798,097
Net Assets		$5,691,392,222
Net Asset Value , offering price and redemption price per share ($5,691,392,222 ÷ 391,194,071 shares)		$14.55

Statement of Operations
		Year ended August 31, 2022
Investment Income
Dividends		$133,119,781
Interest		15,912
Income from Fidelity Central Funds (including $66,543 from security lending)		442,880
Total Income		133,578,573
Expenses
Management fee	$24,247,159
Independent trustees' fees and expenses	20,738
Interest	326
Total expenses before reductions	24,268,223
Expense reductions	(134)
Total expenses after reductions		24,268,089
Net Investment income (loss)		109,310,484
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	276,602,204
Futures contracts	(7,435,798)
Total net realized gain (loss)		269,166,406
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(700,577,137)
Futures contracts	(2,353,762)
Total change in net unrealized appreciation (depreciation)		(702,930,899)
Net gain (loss)		(433,764,493)
Net increase (decrease) in net assets resulting from operations		$(324,454,009)

Statement of Changes in Net Assets

	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$109,310,484	$82,800,007
Net realized gain (loss)	269,166,406	612,624,238
Change in net unrealized appreciation (depreciation)	(702,930,899)	884,445,737
Net increase (decrease) in net assets resulting from operations	(324,454,009)	1,579,869,982
Distributions to shareholders	(697,082,541)	(72,050,354)
Share transactions
Proceeds from sales of shares	1,055,115,905	1,305,285,422
Reinvestment of distributions	669,849,842	69,423,163
Cost of shares redeemed	(1,199,545,360)	(582,158,495)
Net increase (decrease) in net assets resulting from share transactions	525,420,387	792,550,090
Total increase (decrease) in net assets	(496,116,163)	2,300,369,718

Net Assets
Beginning of period	6,187,508,385	3,887,138,667
End of period	$5,691,392,222	$6,187,508,385

Other Information
Shares
Sold	67,688,693	83,825,151
Issued in reinvestment of distributions	42,939,093	5,016,125
Redeemed	(77,436,714)	(38,515,307)
Net increase (decrease)	33,191,072	50,325,969

Fidelity® Large Cap Value Enhanced Index Fund

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.28	$12.63	$12.81	$13.81	$12.50
Income from Investment Operations
Net investment income (loss) A,B	.28	.25	.28	.30	.30
Net realized and unrealized gain (loss)	(1.04)	4.63	- C	(.46)	1.57
Total from investment operations	(.76)	4.88	.28	(.16)	1.87
Distributions from net investment income	(.33) D	(.23)	(.29)	(.31)	(.22)
Distributions from net realized gain	(1.64) D	-	(.17)	(.54)	(.34)
Total distributions	(1.97)	(.23)	(.46)	(.84) E	(.56)
Net asset value, end of period	$14.55	$17.28	$12.63	$12.81	$13.81
Total Return F	(5.18)%	39.12%	1.95%	(.77)%	15.20%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.39%	.39%	.39%	.39%	.39%
Expenses net of fee waivers, if any	.39%	.39%	.39%	.39%	.39%
Expenses net of all reductions	.39%	.39%	.39%	.39%	.39%
Net investment income (loss)	1.76%	1.65%	2.21%	2.37%	2.27%
Supplemental Data
Net assets, end of period (000 omitted)	$5,691,392	$6,187,508	$3,887,139	$3,757,353	$3,925,278
Portfolio turnover rate I	112%	75%	81%	94%	99%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Large Cap Core Enhanced Index Fund
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Core Enhanced Index Fund	-9.41%	12.44%	13.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Core Enhanced Index Fund on August 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity® Large Cap Core Enhanced Index Fund
Management's Discussion of Fund Performance
Market Recap:
The S&P 500® index returned -11.23% for the 12 months ending August 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), even as the central bank again raised its benchmark interest rate by 0.75%, before a leg down in August (-4.08%). For the full 12 months, the growth-oriented communication services (-35%) and consumer discretionary (-16%) sectors lagged most. In sharp contrast, energy (+76%) rode a surge in commodity prices and led by a wide margin, while the defensive utilities sector rose 12%.
Comments from Senior Portfolio Manager Maximilian Kaufmann of the Fidelity Systematic Equity Strategies portfolio management team:
For the fiscal year ending August 31, 2022, the fund returned -9.41%, outperforming the -11.23% result of the benchmark S&P 500® index. The top contributors to performance versus the benchmark were an overweighting and security selection in energy. Picks among materials and health care stocks also helped. The fund's top individual relative contributor was an underweighting in PayPal Holdings, which returned roughly -68% the past year. We increased our position this period. Also bolstering performance was an overweight stake in EOG Resources, which gained 92%. Another notable relative contributor was an outsized position in Exxon Mobil (+84%). Conversely, the biggest detractor from performance versus the benchmark was investment choices in financials. An underweighting and stock selection in utilities, along with larger-than-benchmark exposure to health care companies, also hurt the fund's relative result. The biggest individual relative detractor was a smaller-than-benchmark stake in Chevron, which rose 70% the past 12 months. We increased the portfolio's exposure this period. Another notable relative detractor was an overweighting in Meta Platforms (-57%), which was among our largest holdings. Also hindering performance was an underweighting in AbbVie, which advanced 16%. We increased our position the past year. Notable changes in positioning include a higher allocation to the energy and consumer staples sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Large Cap Core Enhanced Index Fund
Investment Summary August 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	6.5
Microsoft Corp.	5.2
Amazon.com, Inc.	2.9
Berkshire Hathaway, Inc. Class B	1.9
Alphabet, Inc. Class A	1.9
Tesla, Inc.	1.7
Johnson & Johnson	1.7
Alphabet, Inc. Class C	1.6
Meta Platforms, Inc. Class A	1.6
UnitedHealth Group, Inc.	1.5
26.5

Market Sectors (% of Fund's net assets)

Information Technology	24.0
Health Care	14.8
Consumer Discretionary	11.1
Industrials	9.8
Financials	8.0
Communication Services	7.8
Consumer Staples	7.2
Energy	5.4
Utilities	4.2
Materials	2.4
Real Estate	1.9

Asset Allocation (% of Fund's net assets)

Foreign investments - 1%

Fidelity® Large Cap Core Enhanced Index Fund
Schedule of Investments August 31, 2022
Showing Percentage of Net Assets
Common Stocks - 96.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.8%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	578,329	24,179,935
Entertainment - 0.8%
Activision Blizzard, Inc.	15,577	1,222,639
Electronic Arts, Inc.	74,910	9,503,832
Netflix, Inc. (a)	18,331	4,098,078
The Walt Disney Co. (a)	60,278	6,755,958
		21,580,507
Interactive Media & Services - 5.1%
Alphabet, Inc.:
Class A (a)	426,979	46,207,667
Class C (a)	368,320	40,202,128
Meta Platforms, Inc. Class A (a)	239,279	38,985,727
		125,395,522
Media - 0.9%
Comcast Corp. Class A	603,687	21,847,433
Liberty Media Corp. Liberty SiriusXM Series C (a)	12,487	516,462
		22,363,895
TOTAL COMMUNICATION SERVICES		193,519,859
CONSUMER DISCRETIONARY - 11.1%
Automobiles - 1.8%
Ford Motor Co.	120,280	1,833,067
Harley-Davidson, Inc.	19,846	765,460
Tesla, Inc. (a)	150,753	41,549,034
		44,147,561
Distributors - 0.3%
Genuine Parts Co.	40,395	6,302,024
LKQ Corp.	13,237	704,473
		7,006,497
Diversified Consumer Services - 0.4%
Service Corp. International	161,806	9,985,048
Hotels, Restaurants & Leisure - 2.4%
Airbnb, Inc. Class A (a)	94,277	10,664,614
Booking Holdings, Inc. (a)	4,636	8,696,255
Chipotle Mexican Grill, Inc. (a)	4,447	7,100,970
Expedia, Inc. (a)	22,942	2,354,996
Hyatt Hotels Corp. Class A (a)	58,181	5,214,181
McDonald's Corp.	66,289	16,723,389
Starbucks Corp.	81,221	6,828,249
Wendy's Co.	22,773	436,786
		58,019,440
Internet & Direct Marketing Retail - 3.4%
Amazon.com, Inc. (a)	572,777	72,610,940
eBay, Inc.	253,969	11,207,652
		83,818,592
Leisure Products - 0.1%
Brunswick Corp.	23,355	1,744,852
Multiline Retail - 0.5%
Dollar General Corp.	53,011	12,585,872
Specialty Retail - 1.8%
AutoNation, Inc. (a)	28,726	3,579,260
Lowe's Companies, Inc.	55,411	10,757,492
O'Reilly Automotive, Inc. (a)	375	261,420
RH (a)	2,937	751,608
The Home Depot, Inc.	86,638	24,988,132
Ulta Beauty, Inc. (a)	7,487	3,143,567
Williams-Sonoma, Inc.	5,261	782,574
		44,264,053
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	102,050	10,863,223
TOTAL CONSUMER DISCRETIONARY		272,435,138
CONSUMER STAPLES - 7.2%
Beverages - 1.9%
Brown-Forman Corp. Class B (non-vtg.)	88,205	6,412,504
Constellation Brands, Inc. Class A (sub. vtg.)	29,253	7,197,701
PepsiCo, Inc.	61,098	10,525,352
The Coca-Cola Co.	362,822	22,389,746
		46,525,303
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	31,517	16,455,026
Kroger Co.	11,844	567,801
Sprouts Farmers Market LLC (a)	19,083	551,499
Walmart, Inc.	189,399	25,104,837
		42,679,163
Food Products - 1.5%
Archer Daniels Midland Co.	54,708	4,808,286
General Mills, Inc.	49,833	3,827,174
Mondelez International, Inc.	204,774	12,667,320
The J.M. Smucker Co.	16,129	2,257,899
The Kraft Heinz Co.	309,418	11,572,233
Tyson Foods, Inc. Class A	36,085	2,720,087
		37,852,999
Household Products - 1.5%
Colgate-Palmolive Co.	161,198	12,607,296
Procter & Gamble Co.	175,887	24,261,853
		36,869,149
Tobacco - 0.6%
Altria Group, Inc.	135,116	6,096,434
Philip Morris International, Inc.	79,451	7,586,776
		13,683,210
TOTAL CONSUMER STAPLES		177,609,824
ENERGY - 5.4%
Energy Equipment & Services - 0.3%
Baker Hughes Co. Class A	7,607	192,153
Championx Corp.	18,311	399,363
Halliburton Co.	41,748	1,257,867
NOV, Inc.	24,363	430,494
Schlumberger Ltd.	164,608	6,279,795
		8,559,672
Oil, Gas & Consumable Fuels - 5.1%
APA Corp.	63,655	2,489,547
Cheniere Energy, Inc.	11,239	1,800,263
Chevron Corp.	195,607	30,917,642
ConocoPhillips Co.	105,406	11,536,687
Coterra Energy, Inc.	55,926	1,728,673
Devon Energy Corp.	33,931	2,396,207
DT Midstream, Inc.	3,285	181,365
EOG Resources, Inc.	69,535	8,434,596
Exxon Mobil Corp.	364,969	34,887,387
Kinder Morgan, Inc.	111,620	2,044,878
Marathon Oil Corp.	80,649	2,063,808
Marathon Petroleum Corp.	76,737	7,731,253
Murphy Oil Corp.	29,522	1,150,472
Occidental Petroleum Corp.	112,519	7,988,849
Occidental Petroleum Corp. warrants 8/3/27 (a)	9,120	446,242
Phillips 66 Co.	54,023	4,832,898
Pioneer Natural Resources Co.	6,256	1,584,144
Targa Resources Corp.	12,492	852,329
Valero Energy Corp.	14,689	1,720,376
		124,787,616
TOTAL ENERGY		133,347,288
FINANCIALS - 8.0%
Banks - 3.1%
Bank of America Corp.	788,957	26,516,845
Citigroup, Inc.	32,846	1,603,213
Fifth Third Bancorp	88,142	3,010,049
First Republic Bank	25,984	3,945,151
JPMorgan Chase & Co.	256,978	29,226,108
U.S. Bancorp	104,909	4,784,899
Wells Fargo & Co.	154,299	6,744,409
		75,830,674
Capital Markets - 1.3%
Ameriprise Financial, Inc.	2,753	737,832
BlackRock, Inc. Class A	9,546	6,361,359
Charles Schwab Corp.	73,429	5,209,788
Goldman Sachs Group, Inc.	40,514	13,477,792
Morgan Stanley	23,608	2,011,874
MSCI, Inc.	4,476	2,010,798
NASDAQ, Inc.	27,903	1,661,066
Stifel Financial Corp.	8,344	494,883
		31,965,392
Consumer Finance - 0.3%
Capital One Financial Corp.	67,134	7,104,120
Synchrony Financial	26,506	868,072
		7,972,192
Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc. Class B (a)	170,631	47,913,185
Insurance - 1.3%
Aon PLC	31,455	8,784,123
Brown & Brown, Inc.	124,766	7,865,249
Fidelity National Financial, Inc.	52,448	2,050,717
Loews Corp.	30,990	1,714,057
Progressive Corp.	22,620	2,774,343
The Travelers Companies, Inc.	29,187	4,717,787
W.R. Berkley Corp.	69,487	4,502,758
		32,409,034
Mortgage Real Estate Investment Trusts - 0.0%
Blackstone Mortgage Trust, Inc.	9,306	269,688
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp.	55,570	794,095
TFS Financial Corp.	40,848	584,126
		1,378,221
TOTAL FINANCIALS		197,738,386
HEALTH CARE - 14.8%
Biotechnology - 3.1%
AbbVie, Inc.	39,685	5,336,045
Amgen, Inc.	71,313	17,136,514
Biogen, Inc. (a)	49,255	9,623,442
Gilead Sciences, Inc.	281,683	17,878,420
Incyte Corp. (a)	70,288	4,950,384
Moderna, Inc. (a)	29,651	3,921,938
Regeneron Pharmaceuticals, Inc. (a)	19,590	11,382,965
United Therapeutics Corp. (a)	20,064	4,546,904
Vir Biotechnology, Inc. (a)	25,508	605,815
		75,382,427
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	241,570	24,797,161
Abiomed, Inc. (a)	1,779	461,259
Dentsply Sirona, Inc.	23,885	782,711
Hologic, Inc. (a)	31,243	2,110,777
Intuitive Surgical, Inc. (a)	299	61,516
Medtronic PLC	10,918	959,911
Stryker Corp.	889	182,423
Teleflex, Inc.	5,462	1,235,832
Zimmer Biomet Holdings, Inc.	38,324	4,074,608
Zimvie, Inc. (a)	13,521	205,790
		34,871,988
Health Care Providers & Services - 3.4%
CVS Health Corp.	208,983	20,511,681
DaVita HealthCare Partners, Inc. (a)	47,146	4,021,082
Elevance Health, Inc.	43,228	20,970,335
Laboratory Corp. of America Holdings	5,151	1,160,366
UnitedHealth Group, Inc.	72,620	37,713,745
		84,377,209
Health Care Technology - 0.5%
Veeva Systems, Inc. Class A (a)	57,497	11,460,302
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	69,195	8,874,259
Bio-Rad Laboratories, Inc. Class A (a)	11,857	5,751,119
Danaher Corp.	25,108	6,776,900
Thermo Fisher Scientific, Inc.	9,555	5,210,533
		26,612,811
Pharmaceuticals - 5.3%
Bristol-Myers Squibb Co.	322,180	21,718,154
Eli Lilly & Co.	59,252	17,848,480
Johnson & Johnson	251,745	40,616,538
Merck & Co., Inc.	244,163	20,841,754
Pfizer, Inc.	660,013	29,852,388
		130,877,314
TOTAL HEALTH CARE		363,582,051
INDUSTRIALS - 9.8%
Aerospace & Defense - 2.0%
General Dynamics Corp.	17,000	3,891,810
Huntington Ingalls Industries, Inc.	2,100	483,546
Lockheed Martin Corp.	39,661	16,661,983
Moog, Inc. Class A	26,281	1,970,549
Northrop Grumman Corp.	23,250	11,113,268
Parsons Corp. (a)	113,576	4,699,775
Textron, Inc.	181,422	11,317,104
		50,138,035
Air Freight & Logistics - 0.5%
FedEx Corp.	6,916	1,457,962
United Parcel Service, Inc. Class B	59,502	11,573,734
		13,031,696
Airlines - 0.4%
Alaska Air Group, Inc. (a)	51,053	2,223,869
Southwest Airlines Co. (a)	95,184	3,493,253
United Airlines Holdings, Inc. (a)	82,968	2,904,710
		8,621,832
Building Products - 0.1%
Builders FirstSource, Inc. (a)	3,648	213,809
Owens Corning	37,109	3,032,919
		3,246,728
Commercial Services & Supplies - 1.2%
Cintas Corp.	16,569	6,740,932
Clean Harbors, Inc. (a)	32,918	3,865,232
Republic Services, Inc.	69,380	9,901,914
Waste Management, Inc.	58,825	9,943,190
		30,451,268
Construction & Engineering - 0.3%
EMCOR Group, Inc.	57,479	6,835,403
Electrical Equipment - 1.0%
Acuity Brands, Inc.	827	135,570
AMETEK, Inc.	74,737	8,980,398
Atkore, Inc. (a)	89,842	7,583,563
Emerson Electric Co.	98,167	8,024,171
		24,723,702
Industrial Conglomerates - 0.9%
3M Co.	90,341	11,233,903
Honeywell International, Inc.	59,682	11,300,787
		22,534,690
Machinery - 1.0%
Allison Transmission Holdings, Inc.	35,889	1,301,335
Caterpillar, Inc.	56,686	10,470,471
Cummins, Inc.	30,423	6,552,202
IDEX Corp.	3,585	721,338
Middleby Corp. (a)	2,964	426,282
Parker Hannifin Corp.	16,963	4,495,195
		23,966,823
Marine - 0.1%
Matson, Inc.	19,651	1,447,493
Professional Services - 0.5%
Booz Allen Hamilton Holding Corp. Class A	10,420	997,194
CoStar Group, Inc. (a)	76,127	5,301,484
Korn Ferry	10,661	649,468
Leidos Holdings, Inc.	25,752	2,447,728
Robert Half International, Inc.	10,862	836,048
TriNet Group, Inc. (a)	16,589	1,366,934
		11,598,856
Road & Rail - 1.6%
CSX Corp.	377,445	11,946,134
Norfolk Southern Corp.	13,773	3,348,629
Union Pacific Corp.	77,674	17,438,590
XPO Logistics, Inc. (a)	115,301	6,044,078
		38,777,431
Trading Companies & Distributors - 0.2%
Applied Industrial Technologies, Inc.	3,000	318,060
Boise Cascade Co.	57,972	3,613,395
MSC Industrial Direct Co., Inc. Class A	14,876	1,178,328
		5,109,783
TOTAL INDUSTRIALS		240,483,740
INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 1.0%
Cisco Systems, Inc.	559,860	25,036,939
Electronic Equipment & Components - 0.4%
CDW Corp.	25,234	4,307,444
Corning, Inc.	8,885	304,933
Vontier Corp.	206,052	4,516,660
		9,129,037
IT Services - 3.8%
Accenture PLC Class A	6,804	1,962,682
Automatic Data Processing, Inc.	34,302	8,383,752
Cognizant Technology Solutions Corp. Class A	70,708	4,466,624
FleetCor Technologies, Inc. (a)	28,412	6,038,402
Gartner, Inc. (a)	16,518	4,712,916
GoDaddy, Inc. (a)	20,340	1,542,179
MasterCard, Inc. Class A	66,321	21,512,543
Paychex, Inc.	3,179	392,098
PayPal Holdings, Inc. (a)	84,699	7,914,275
VeriSign, Inc. (a)	59,189	10,785,420
Visa, Inc. Class A	136,103	27,045,027
		94,755,918
Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc. (a)	41,875	3,553,931
Applied Materials, Inc.	64,097	6,029,605
Broadcom, Inc.	42,418	21,171,248
Intel Corp.	275,641	8,798,461
Microchip Technology, Inc.	157,393	10,269,893
NVIDIA Corp.	123,700	18,671,278
NXP Semiconductors NV	2,547	419,185
Qualcomm, Inc.	168,639	22,305,881
Texas Instruments, Inc.	71,173	11,758,491
		102,977,973
Software - 7.8%
Adobe, Inc. (a)	59,658	22,278,684
Box, Inc. Class A (a)	35,643	917,807
Cadence Design Systems, Inc. (a)	14,943	2,596,645
Crowdstrike Holdings, Inc. (a)	9,109	1,663,394
Dropbox, Inc. Class A (a)	433,759	9,278,105
Microsoft Corp.	485,042	126,823,932
Oracle Corp.	26,956	1,998,787
Palo Alto Networks, Inc. (a)	384	213,815
RingCentral, Inc. (a)	9,218	396,743
Salesforce.com, Inc. (a)	61,294	9,569,219
Synopsys, Inc. (a)	44,735	15,479,205
		191,216,336
Technology Hardware, Storage & Peripherals - 6.8%
Apple, Inc.	1,024,105	161,009,780
Dell Technologies, Inc.	42,154	1,614,077
HP, Inc.	28,142	807,957
NetApp, Inc.	66,207	4,775,511
		168,207,325
TOTAL INFORMATION TECHNOLOGY		591,323,528
MATERIALS - 2.4%
Chemicals - 1.4%
CF Industries Holdings, Inc.	32,428	3,355,001
Eastman Chemical Co.	53,642	4,881,422
LyondellBasell Industries NV Class A	53,071	4,404,893
Olin Corp.	196,219	10,725,331
The Chemours Co. LLC	95,883	3,234,134
Westlake Corp.	89,165	8,794,344
		35,395,125
Construction Materials - 0.1%
Eagle Materials, Inc.	17,536	2,097,656
Containers & Packaging - 0.5%
International Paper Co.	55,953	2,328,764
Sealed Air Corp.	83,818	4,510,247
WestRock Co.	147,976	6,006,346
		12,845,357
Metals & Mining - 0.4%
Nucor Corp.	64,155	8,528,766
TOTAL MATERIALS		58,866,904
REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.8%
American Homes 4 Rent Class A	102,572	3,647,460
American Tower Corp.	28,639	7,275,738
AvalonBay Communities, Inc.	2,554	513,124
Crown Castle International Corp.	4,915	839,629
EastGroup Properties, Inc.	15,356	2,534,201
Extra Space Storage, Inc.	10,199	2,026,847
Public Storage	39,542	13,081,680
Realty Income Corp.	126,300	8,623,764
SBA Communications Corp. Class A	1,601	520,725
Store Capital Corp.	247,723	6,683,567
		45,746,735
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	13,077	1,032,560
Jones Lang LaSalle, Inc. (a)	5,161	892,853
		1,925,413
TOTAL REAL ESTATE		47,672,148
UTILITIES - 4.2%
Electric Utilities - 2.2%
Duke Energy Corp.	158,343	16,928,450
FirstEnergy Corp.	76,373	3,020,552
Hawaiian Electric Industries, Inc.	160,407	6,275,122
NextEra Energy, Inc.	137,314	11,679,929
Portland General Electric Co.	38,000	1,963,460
Southern Co.	5,819	448,470
Xcel Energy, Inc.	176,693	13,119,455
		53,435,438
Gas Utilities - 0.1%
Brookfield Infrastructure Corp. A Shares	32,464	1,545,286
UGI Corp.	27,210	1,074,795
		2,620,081
Multi-Utilities - 1.5%
Consolidated Edison, Inc.	130,800	12,784,392
Public Service Enterprise Group, Inc.	104,006	6,693,826
Sempra Energy	34,524	5,695,424
WEC Energy Group, Inc.	112,355	11,588,295
		36,761,937
Water Utilities - 0.4%
American Water Works Co., Inc.	64,965	9,644,054
TOTAL UTILITIES		102,461,510
TOTAL COMMON STOCKS (Cost $2,080,639,670)		2,379,040,376

Money Market Funds - 3.7%
	Shares	Value ($)
Fidelity Cash Central Fund 2.33% (b) (Cost $91,438,227)	91,419,978	91,438,262

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $2,172,077,897)	2,470,478,638
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(8,367,305)
NET ASSETS - 100.0%	2,462,111,333

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	376	Sep 2022	74,382,200	953,617	953,617

The notional amount of futures purchased as a percentage of Net Assets is 3.0%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $56,058,084.

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	28,720,015	610,372,396	547,654,150	400,360	-	1	91,438,262	0.2%
Fidelity Securities Lending Cash Central Fund 2.34%	13,969,571	180,086,565	194,056,136	9,050	-	-	-	0.0%
Total	42,689,586	790,458,961	741,710,286	409,410	-	1	91,438,262

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	193,519,859	193,519,859	-	-
Consumer Discretionary	272,435,138	272,435,138	-	-
Consumer Staples	177,609,824	177,609,824	-	-
Energy	133,347,288	133,347,288	-	-
Financials	197,738,386	197,738,386	-	-
Health Care	363,582,051	363,582,051	-	-
Industrials	240,483,740	240,483,740	-	-
Information Technology	591,323,528	591,323,528	-	-
Materials	58,866,904	58,866,904	-	-
Real Estate	47,672,148	47,672,148	-	-
Utilities	102,461,510	102,461,510	-	-

Money Market Funds	91,438,262	91,438,262	-	-
Total Investments in Securities:	2,470,478,638	2,470,478,638	-	-
Derivative Instruments:

Assets
Futures Contracts	953,617	953,617	-	-
Total Assets	953,617	953,617	-	-
Total Derivative Instruments:	953,617	953,617	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	953,617	0
Total Equity Risk	953,617	0
Total Value of Derivatives	953,617	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Large Cap Core Enhanced Index Fund
Financial Statements
Statement of Assets and Liabilities
		August 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$2,379,040,376
Unaffiliated issuers (cost $2,080,639,670)
Fidelity Central Funds (cost $91,438,227)	91,438,262

Total Investment in Securities (cost $2,172,077,897)		$2,470,478,638
Segregated cash with brokers for derivative instruments		4,740,000
Receivable for investments sold		19,770,695
Receivable for fund shares sold		5,212,544
Dividends receivable		4,145,731
Distributions receivable from Fidelity Central Funds		194,425
Other receivables		22,445
Total assets		2,504,564,478
Liabilities
Payable for investments purchased	38,029,095
Payable for fund shares redeemed	2,969,003
Accrued management fee	803,039
Payable for daily variation margin on futures contracts	652,008
Total Liabilities		42,453,145
Net Assets		$2,462,111,333
Net Assets consist of:
Paid in capital		$2,171,414,553
Total accumulated earnings (loss)		290,696,780
Net Assets		$2,462,111,333
Net Asset Value , offering price and redemption price per share ($2,462,111,333 ÷ 133,229,957 shares)		$18.48

Statement of Operations
		Year ended August 31, 2022
Investment Income
Dividends		$25,497,918
Interest		10,481
Income from Fidelity Central Funds (including $9,050 from security lending)		409,410
Total Income		25,917,809
Expenses
Management fee	$6,428,220
Independent trustees' fees and expenses	5,204
Interest	17,287
Total expenses before reductions	6,450,711
Expense reductions	(204)
Total expenses after reductions		6,450,507
Net Investment income (loss)		19,467,302
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	24,434,635
Futures contracts	(11,609,111)
Total net realized gain (loss)		12,825,524
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(203,949,002)
Fidelity Central Funds	1
Futures contracts	(600,066)
Total change in net unrealized appreciation (depreciation)		(204,549,067)
Net gain (loss)		(191,723,543)
Net increase (decrease) in net assets resulting from operations		$(172,256,241)

Statement of Changes in Net Assets

	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,467,302	$13,659,739
Net realized gain (loss)	12,825,524	172,929,739
Change in net unrealized appreciation (depreciation)	(204,549,067)	166,503,092
Net increase (decrease) in net assets resulting from operations	(172,256,241)	353,092,570
Distributions to shareholders	(204,215,644)	(26,171,279)
Share transactions
Proceeds from sales of shares	1,542,789,506	285,679,244
Reinvestment of distributions	176,281,500	22,676,269
Cost of shares redeemed	(389,268,600)	(213,740,918)
Net increase (decrease) in net assets resulting from share transactions	1,329,802,406	94,614,595
Total increase (decrease) in net assets	953,330,521	421,535,886

Net Assets
Beginning of period	1,508,780,812	1,087,244,926
End of period	$2,462,111,333	$1,508,780,812

Other Information
Shares
Sold	79,739,464	14,046,394
Issued in reinvestment of distributions	8,430,488	1,209,401
Redeemed	(19,431,162)	(10,775,930)
Net increase (decrease)	68,738,790	4,479,865

Fidelity® Large Cap Core Enhanced Index Fund

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$23.40	$18.12	$15.21	$16.22	$13.74
Income from Investment Operations
Net investment income (loss) A,B	.24	.22	.24	.27	.27
Net realized and unrealized gain (loss)	(2.08)	5.50	3.06	(.27)	2.74
Total from investment operations	(1.84)	5.72	3.30	-	3.01
Distributions from net investment income	(.36) C	(.22)	(.26)	(.24)	(.19)
Distributions from net realized gain	(2.72) C	(.22)	(.13)	(.78)	(.33)
Total distributions	(3.08)	(.44)	(.39)	(1.01) D	(.53) D
Net asset value, end of period	$18.48	$23.40	$18.12	$15.21	$16.22
Total Return E	(9.41)%	32.14%	21.97%	.65%	22.32%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.39%	.39%	.39%	.39%	.39%
Expenses net of fee waivers, if any	.39%	.39%	.39%	.39%	.39%
Expenses net of all reductions	.39%	.39%	.39%	.39%	.39%
Net investment income (loss)	1.18%	1.09%	1.49%	1.81%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$2,462,111	$1,508,781	$1,087,245	$834,635	$758,736
Portfolio turnover rate H	104%	83%	63%	77%	92%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Mid Cap Enhanced Index Fund
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid Cap Enhanced Index Fund	-12.36%	8.89%	11.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Enhanced Index Fund on August 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Index performed over the same period.

Fidelity® Mid Cap Enhanced Index Fund
Management's Discussion of Fund Performance
Market Recap:
The S&P 500® index returned -11.23% for the 12 months ending August 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), even as the central bank again raised its benchmark interest rate by 0.75%, before a leg down in August (-4.08%). For the full 12 months, the growth-oriented communication services (-35%) and consumer discretionary (-16%) sectors lagged most. In sharp contrast, energy (+76%) rode a surge in commodity prices and led by a wide margin, while the defensive utilities sector rose 12%.
Comments from Senior Portfolio Manager Maximilian Kaufmann of the Fidelity Systematic Equity Strategies portfolio management team:
For the fiscal year ending August 31, 2022, the fund returned -12.36%, outperforming the -14.82% result of the benchmark Russell MidCap® Index. Versus the benchmark, security selection was the primary contributor, led by the consumer discretionary sector. An overweighting and picks among energy stocks, along with investment choices in health care, lifted the fund's relative result as well. The biggest individual relative contributor was an overweight position in Occidental Petroleum (+173%), and we reduced our stake in this company. Also helping performance was our outsized stake in CF Industries Holdings, which gained roughly 129%. We decreased our position the past year. Another notable relative contributor was an overweighting in Marathon Oil (+122%), in which we reduced our stake this period. In contrast, the primary detractors from performance versus the benchmark were security selection and an underweighting in utilities. Smaller-than-benchmark exposure to the consumer staples sector, especially within the food, beverage & tobacco industry, also hindered the fund's relative return. Further pressuring relative performance was security selection in the communication services sector, primarily within the media & entertainment industry. The biggest individual relative detractor was an overweight position in DocuSign (-81%), a stake that was no longer held at the end of this period. Another notable relative detractor was an outsized stake in Nutanix (-53%). An overweighting in Qorvo (-52%) also hurt. Notable changes in positioning include a higher allocation to the energy and materials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Mid Cap Enhanced Index Fund
Investment Summary August 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Synopsys, Inc.	1.1
Chipotle Mexican Grill, Inc.	1.0
Agilent Technologies, Inc.	0.9
Nucor Corp.	0.9
Cummins, Inc.	0.8
CoStar Group, Inc.	0.8
Extra Space Storage, Inc.	0.8
First Republic Bank	0.8
Genuine Parts Co.	0.8
Veeva Systems, Inc. Class A	0.8
8.7

Market Sectors (% of Fund's net assets)

Information Technology	18.4
Industrials	15.6
Consumer Discretionary	11.9
Financials	11.8
Health Care	11.1
Real Estate	8.2
Energy	5.3
Materials	5.2
Utilities	4.6
Communication Services	3.9
Consumer Staples	2.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 2.9%

Fidelity® Mid Cap Enhanced Index Fund
Schedule of Investments August 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 0.2%
Lumen Technologies, Inc. (a)	418,918	4,172,423
Entertainment - 1.5%
Electronic Arts, Inc.	56,097	7,117,026
Playtika Holding Corp. (b)	457,337	4,815,759
Roblox Corp. (a)(b)	83,932	3,282,581
Spotify Technology SA (b)	43,024	4,653,046
Warner Bros Discovery, Inc. (b)	366,527	4,852,817
		24,721,229
Interactive Media & Services - 0.7%
Pinterest, Inc. Class A (b)	410,332	9,454,049
Vimeo, Inc. (b)	369,063	2,184,853
		11,638,902
Media - 1.5%
DISH Network Corp. Class A (b)	408,688	7,090,737
Liberty Media Corp.:
Liberty SiriusXM Series A (a)(b)	107,898	4,482,083
Liberty SiriusXM Series C (b)	114,915	4,752,884
News Corp.:
Class A	355,576	6,016,346
Class B	150,270	2,590,655
		24,932,705
TOTAL COMMUNICATION SERVICES		65,465,259
CONSUMER DISCRETIONARY - 11.9%
Automobiles - 0.7%
Ford Motor Co.	445,533	6,789,923
Lucid Group, Inc. Class A (a)(b)	37,571	576,339
Rivian Automotive, Inc.	3,818	124,887
Thor Industries, Inc. (a)	46,122	3,736,343
		11,227,492
Distributors - 1.0%
Genuine Parts Co.	82,258	12,833,071
LKQ Corp.	77,231	4,110,234
		16,943,305
Diversified Consumer Services - 0.3%
H&R Block, Inc.	23,025	1,036,125
Service Corp. International	57,255	3,533,206
		4,569,331
Hotels, Restaurants & Leisure - 3.6%
Airbnb, Inc. Class A (b)	75,731	8,566,691
Chipotle Mexican Grill, Inc. (b)	10,292	16,434,266
Expedia, Inc. (b)	73,659	7,561,096
Hyatt Hotels Corp. Class A (b)	23,709	2,124,801
International Game Technology PLC (a)	338,885	6,079,597
Marriott Vacations Worldwide Corp.	7,264	1,034,539
MGM Resorts International	204,876	6,687,153
Wendy's Co.	463,836	8,896,374
Yum! Brands, Inc.	21,734	2,417,690
		59,802,207
Household Durables - 1.4%
D.R. Horton, Inc.	75,527	5,373,746
Lennar Corp.:
Class A	101,336	7,848,473
Class B	14,586	899,664
Toll Brothers, Inc.	166,050	7,271,330
Whirlpool Corp. (a)	16,658	2,608,643
		24,001,856
Internet & Direct Marketing Retail - 0.5%
Doordash, Inc. (b)	30,947	1,853,725
eBay, Inc.	157,373	6,944,870
		8,798,595
Leisure Products - 0.4%
Brunswick Corp.	64,406	4,811,772
Polaris, Inc. (a)	9,319	1,055,563
		5,867,335
Multiline Retail - 0.7%
Dollar General Corp.	27,320	6,486,314
Macy's, Inc.	271,803	4,707,628
		11,193,942
Specialty Retail - 3.1%
AutoNation, Inc. (b)	32,172	4,008,631
AutoZone, Inc. (b)	2,870	6,082,133
Best Buy Co., Inc.	92,298	6,524,546
Dick's Sporting Goods, Inc. (a)	45,156	4,803,244
GameStop Corp. Class A (a)	24,356	697,556
Lithia Motors, Inc. Class A (sub. vtg.)	11,775	3,125,556
O'Reilly Automotive, Inc. (b)	18,150	12,652,728
RH (b)	4,949	1,266,499
Ulta Beauty, Inc. (b)	26,674	11,199,612
Williams-Sonoma, Inc.	7,740	1,151,325
		51,511,830
Textiles, Apparel & Luxury Goods - 0.2%
Tapestry, Inc.	109,281	3,795,329
TOTAL CONSUMER DISCRETIONARY		197,711,222
CONSUMER STAPLES - 2.6%
Beverages - 0.1%
Molson Coors Beverage Co. Class B	24,281	1,254,599
Food & Staples Retailing - 0.6%
BJ's Wholesale Club Holdings, Inc. (b)	22,390	1,667,831
Kroger Co.	172,327	8,261,356
		9,929,187
Food Products - 1.5%
Archer Daniels Midland Co.	81,286	7,144,227
Darling Ingredients, Inc. (b)	53,269	4,051,640
Post Holdings, Inc. (b)	44,114	3,915,559
The Kraft Heinz Co.	134,773	5,040,510
Tyson Foods, Inc. Class A	53,314	4,018,809
		24,170,745
Household Products - 0.1%
Colgate-Palmolive Co.	28,634	2,239,465
Personal Products - 0.3%
Coty, Inc. Class A (b)	673,077	5,054,808
TOTAL CONSUMER STAPLES		42,648,804
ENERGY - 5.3%
Energy Equipment & Services - 0.4%
Baker Hughes Co. Class A	43,151	1,089,994
Halliburton Co.	208,804	6,291,265
		7,381,259
Oil, Gas & Consumable Fuels - 4.9%
APA Corp.	74,996	2,933,094
Cheniere Energy, Inc.	65,518	10,494,673
Chesapeake Energy Corp.	12,502	1,256,326
Coterra Energy, Inc.	262,351	8,109,269
Devon Energy Corp.	161,219	11,385,286
Diamondback Energy, Inc.	40,643	5,416,899
Kinder Morgan, Inc.	364,933	6,685,573
Marathon Oil Corp.	142,462	3,645,603
Marathon Petroleum Corp.	13,057	1,315,493
Occidental Petroleum Corp.	27,218	1,932,478
ONEOK, Inc.	29,931	1,832,675
Phillips 66 Co.	114,781	10,268,308
Southwestern Energy Co. (b)	193,170	1,446,843
Targa Resources Corp.	79,692	5,437,385
The Williams Companies, Inc.	255,342	8,689,288
		80,849,193
TOTAL ENERGY		88,230,452
FINANCIALS - 11.8%
Banks - 2.8%
Citizens Financial Group, Inc.	264,047	9,685,244
East West Bancorp, Inc.	29,660	2,140,562
Fifth Third Bancorp	353,814	12,082,748
First Citizens Bancshares, Inc.	2,150	1,745,714
First Horizon National Corp.	11,929	269,834
First Republic Bank	85,667	13,006,821
Regions Financial Corp.	106,413	2,305,970
Western Alliance Bancorp.	21,317	1,635,440
Wintrust Financial Corp.	32,939	2,778,075
		45,650,408
Capital Markets - 4.8%
Affiliated Managers Group, Inc.	32,709	4,165,818
Ameriprise Financial, Inc.	18,766	5,029,476
Coinbase Global, Inc. (a)(b)	84,786	5,663,705
FactSet Research Systems, Inc.	3,582	1,552,224
Jefferies Financial Group, Inc.	304,613	9,775,031
LPL Financial	25,244	5,587,255
Morgan Stanley	62,884	5,358,974
NASDAQ, Inc.	199,731	11,889,986
Northern Trust Corp.	89,182	8,480,316
Raymond James Financial, Inc.	119,311	12,452,489
Robinhood Markets, Inc. (b)	541,600	5,172,280
Stifel Financial Corp.	65,200	3,867,012
		78,994,566
Consumer Finance - 1.0%
Discover Financial Services	110,347	11,088,770
Synchrony Financial	161,401	5,285,883
		16,374,653
Diversified Financial Services - 0.1%
Apollo Global Management, Inc.	30,611	1,701,359
Insurance - 3.0%
Alleghany Corp. (b)	112	94,212
Arch Capital Group Ltd. (b)	69,921	3,196,788
Arthur J. Gallagher & Co.	46,714	8,481,861
Brown & Brown, Inc.	181,007	11,410,681
Everest Re Group Ltd.	17,353	4,668,825
Fidelity National Financial, Inc.	113,637	4,443,207
Hartford Financial Services Group, Inc.	28,559	1,836,629
Loews Corp.	22,244	1,230,316
Prudential Financial, Inc.	33,290	3,187,518
Reinsurance Group of America, Inc.	11,791	1,478,120
W.R. Berkley Corp.	159,867	10,359,382
		50,387,539
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc.	82,638	1,894,889
TOTAL FINANCIALS		195,003,414
HEALTH CARE - 11.1%
Biotechnology - 2.8%
Biogen, Inc. (b)	63,530	12,412,491
Exelixis, Inc. (b)	55,263	980,366
Gilead Sciences, Inc.	138,410	8,784,883
Incyte Corp. (b)	101,047	7,116,740
Ionis Pharmaceuticals, Inc. (b)	63,898	2,716,943
Regeneron Pharmaceuticals, Inc. (b)	7,666	4,454,406
Sarepta Therapeutics, Inc. (b)	27,981	3,060,562
Seagen, Inc. (b)	12,413	1,915,202
United Therapeutics Corp. (b)	19,797	4,486,396
		45,927,989
Health Care Equipment & Supplies - 1.9%
Abiomed, Inc. (b)	38,979	10,106,475
Dentsply Sirona, Inc.	139,150	4,559,946
Edwards Lifesciences Corp. (b)	41,488	3,738,069
Enovis Corp. (b)	34,437	1,744,234
Hologic, Inc. (b)	101,103	6,830,519
QuidelOrtho Corp. (b)	11,947	946,919
Zimmer Biomet Holdings, Inc.	34,193	3,635,400
Zimvie, Inc. (a)(b)	33,531	510,342
		32,071,904
Health Care Providers & Services - 2.0%
AmerisourceBergen Corp.	24,779	3,631,610
DaVita HealthCare Partners, Inc. (b)	44,243	3,773,485
Elevance Health, Inc.	17,914	8,690,261
Laboratory Corp. of America Holdings	26,226	5,907,931
Molina Healthcare, Inc. (b)	28,610	9,652,156
Quest Diagnostics, Inc.	9,151	1,146,712
		32,802,155
Health Care Technology - 0.9%
Teladoc Health, Inc. (a)(b)	82,240	2,554,374
Veeva Systems, Inc. Class A (b)	63,508	12,658,415
		15,212,789
Life Sciences Tools & Services - 2.6%
Agilent Technologies, Inc.	117,735	15,099,514
Bio-Rad Laboratories, Inc. Class A (b)	4,982	2,416,469
IQVIA Holdings, Inc. (b)	20,106	4,275,742
Mettler-Toledo International, Inc. (b)	7,500	9,093,450
QIAGEN NV (b)	85,553	3,886,673
Waters Corp. (b)	27,121	8,098,331
		42,870,179
Pharmaceuticals - 0.9%
Jazz Pharmaceuticals PLC (b)	42,178	6,546,869
Viatris, Inc.	865,006	8,260,807
		14,807,676
TOTAL HEALTH CARE		183,692,692
INDUSTRIALS - 15.6%
Aerospace & Defense - 0.8%
Curtiss-Wright Corp.	7,565	1,113,492
Huntington Ingalls Industries, Inc.	2,600	598,676
Parsons Corp. (b)	4,300	177,934
Textron, Inc.	174,312	10,873,583
		12,763,685
Air Freight & Logistics - 0.5%
Expeditors International of Washington, Inc.	75,877	7,806,985
Airlines - 0.9%
Alaska Air Group, Inc. (b)	87,162	3,796,777
Southwest Airlines Co. (b)	138,881	5,096,933
United Airlines Holdings, Inc. (b)	166,712	5,836,587
		14,730,297
Building Products - 1.0%
A.O. Smith Corp.	133,635	7,543,696
Builders FirstSource, Inc. (b)	33,928	1,988,520
Owens Corning	94,345	7,710,817
		17,243,033
Commercial Services & Supplies - 2.2%
Cintas Corp.	22,231	9,044,460
Clean Harbors, Inc. (b)	66,514	7,810,074
Copart, Inc. (b)	42,171	5,045,760
Republic Services, Inc.	84,594	12,073,256
Tetra Tech, Inc.	14,432	1,960,010
		35,933,560
Construction & Engineering - 0.5%
AECOM	87,630	6,410,135
EMCOR Group, Inc.	23,877	2,839,453
		9,249,588
Electrical Equipment - 1.8%
Acuity Brands, Inc.	40,044	6,564,413
AMETEK, Inc.	18,682	2,244,829
nVent Electric PLC	256,032	8,438,815
Regal Rexnord Corp.	71,053	9,776,182
Rockwell Automation, Inc.	11,260	2,667,944
		29,692,183
Machinery - 2.9%
AGCO Corp.	69,650	7,571,652
Allison Transmission Holdings, Inc.	128,148	4,646,646
Cummins, Inc.	64,992	13,997,327
Dover Corp.	22,020	2,751,619
ITT, Inc.	27,339	1,982,898
PACCAR, Inc.	70,059	6,130,863
Parker Hannifin Corp.	31,392	8,318,880
Snap-On, Inc.	11,157	2,430,664
		47,830,549
Professional Services - 2.4%
Booz Allen Hamilton Holding Corp. Class A	83,683	8,008,463
CACI International, Inc. Class A (b)	15,368	4,316,410
CoStar Group, Inc. (b)	193,635	13,484,741
Leidos Holdings, Inc.	107,695	10,236,410
Manpower, Inc.	16,587	1,216,159
Robert Half International, Inc.	25,046	1,927,791
		39,189,974
Road & Rail - 1.6%
Knight-Swift Transportation Holdings, Inc. Class A	114,513	5,784,052
Old Dominion Freight Lines, Inc.	44,727	12,139,355
XPO Logistics, Inc. (b)	169,049	8,861,549
		26,784,956
Trading Companies & Distributors - 1.0%
Fastenal Co.	39,992	2,012,797
MSC Industrial Direct Co., Inc. Class A	17,241	1,365,660
Univar Solutions, Inc. (b)	70,082	1,767,468
W.W. Grainger, Inc.	21,844	12,122,109
		17,268,034
TOTAL INDUSTRIALS		258,492,844
INFORMATION TECHNOLOGY - 18.4%
Communications Equipment - 1.2%
Arista Networks, Inc. (b)	14,421	1,728,789
Ciena Corp. (b)	134,322	6,815,498
F5, Inc. (b)	16,390	2,574,213
Juniper Networks, Inc.	333,643	9,482,134
		20,600,634
Electronic Equipment & Components - 2.5%
CDW Corp.	51,565	8,802,146
Corning, Inc.	356,577	12,237,723
Keysight Technologies, Inc. (b)	69,234	11,346,760
National Instruments Corp.	218,158	8,673,962
		41,060,591
IT Services - 3.8%
Amdocs Ltd.	123,403	10,547,254
EPAM Systems, Inc. (b)	14,900	6,354,850
FleetCor Technologies, Inc. (b)	26,351	5,600,378
Gartner, Inc. (b)	14,765	4,212,750
GoDaddy, Inc. (b)	141,679	10,742,102
MongoDB, Inc. Class A (b)	18,669	6,027,473
Paychex, Inc.	16,123	1,988,611
The Western Union Co.	527,194	7,813,015
Twilio, Inc. Class A (b)	112,329	7,815,852
Wix.com Ltd. (b)	21,667	1,371,304
		62,473,589
Semiconductors & Semiconductor Equipment - 2.7%
Allegro MicroSystems LLC (b)	169,949	3,963,211
Cirrus Logic, Inc. (b)	62,943	4,827,099
Lattice Semiconductor Corp. (b)	59,573	3,210,985
Marvell Technology, Inc.	79,732	3,733,052
Microchip Technology, Inc.	26,865	1,752,941
MKS Instruments, Inc.	22,324	2,223,694
Monolithic Power Systems, Inc.	6,355	2,879,959
onsemi (b)	122,982	8,457,472
Qorvo, Inc. (b)	76,080	6,830,462
Semtech Corp. (b)	52,460	2,423,127
Synaptics, Inc. (b)	9,144	1,057,138
Teradyne, Inc.	32,416	2,743,690
		44,102,830
Software - 7.6%
Box, Inc. Class A (b)	74,485	1,917,989
Cadence Design Systems, Inc. (b)	70,288	12,213,946
Citrix Systems, Inc.	3,527	362,470
Crowdstrike Holdings, Inc. (b)	11,089	2,024,962
Datadog, Inc. Class A (b)	69,488	7,292,766
Dropbox, Inc. Class A (b)	434,585	9,295,773
Elastic NV (b)	19,196	1,610,736
Fortinet, Inc. (b)	256,068	12,467,951
HubSpot, Inc. (b)	21,709	7,316,801
New Relic, Inc. (b)	48,681	2,955,424
NortonLifeLock, Inc.	21,669	489,503
Nutanix, Inc. Class A (b)	264,217	4,570,954
Palo Alto Networks, Inc. (b)	16,324	9,089,366
RingCentral, Inc. (b)	168,756	7,263,258
Splunk, Inc. (b)	109,942	9,898,078
Synopsys, Inc. (b)	50,394	17,437,328
Teradata Corp. (b)	266,758	8,776,338
Unity Software, Inc. (a)(b)	4,730	202,066
Workday, Inc. Class A (b)	42,496	6,993,142
Zoom Video Communications, Inc. Class A (b)	47,865	3,848,346
		126,027,197
Technology Hardware, Storage & Peripherals - 0.6%
Dell Technologies, Inc.	53,648	2,054,182
NetApp, Inc.	53,652	3,869,919
Pure Storage, Inc. Class A (b)	129,201	3,742,953
		9,667,054
TOTAL INFORMATION TECHNOLOGY		303,931,895
MATERIALS - 5.2%
Chemicals - 3.2%
CF Industries Holdings, Inc.	58,149	6,016,096
Corteva, Inc.	133,177	8,181,063
DuPont de Nemours, Inc.	128,748	7,163,539
Eastman Chemical Co.	47,428	4,315,948
Ginkgo Bioworks Holdings, Inc. Class A (a)(b)	1,222,016	3,287,223
Olin Corp.	97,917	5,352,143
The Chemours Co. LLC	279,931	9,442,073
The Mosaic Co.	36,938	1,989,850
Westlake Corp.	69,365	6,841,470
		52,589,405
Containers & Packaging - 1.1%
Avery Dennison Corp.	17,056	3,131,823
Sealed Air Corp.	116,365	6,261,601
WestRock Co.	222,947	9,049,419
		18,442,843
Metals & Mining - 0.9%
Nucor Corp.	108,792	14,462,808
TOTAL MATERIALS		85,495,056
REAL ESTATE - 8.2%
Equity Real Estate Investment Trusts (REITs) - 7.9%
American Homes 4 Rent Class A (a)	247,912	8,815,751
AvalonBay Communities, Inc.	8,406	1,688,849
Brixmor Property Group, Inc.	286,076	6,144,912
Camden Property Trust (SBI)	27,799	3,572,449
Crown Castle International Corp.	9,565	1,633,989
CubeSmart	58,133	2,677,025
Douglas Emmett, Inc.	153,814	3,002,449
Duke Realty Corp.	33,224	1,955,232
EastGroup Properties, Inc.	20,362	3,360,341
Equity Residential (SBI)	39,173	2,866,680
Extra Space Storage, Inc.	66,863	13,287,684
Gaming & Leisure Properties	144,894	6,994,033
Highwoods Properties, Inc. (SBI)	123,364	3,751,499
Invitation Homes, Inc.	244,573	8,873,108
Iron Mountain, Inc.	55,116	2,899,653
Life Storage, Inc.	34,332	4,368,747
National Retail Properties, Inc.	222,238	9,978,486
Public Storage	25,424	8,411,022
Realty Income Corp.	42,884	2,928,120
Regency Centers Corp.	50,816	3,091,645
SBA Communications Corp. Class A	34,441	11,201,935
Simon Property Group, Inc.	69,171	7,054,059
Store Capital Corp.	361,546	9,754,511
Ventas, Inc.	60,803	2,910,032
		131,222,211
Real Estate Management & Development - 0.3%
Zillow Group, Inc.:
Class A (b)	23,649	789,877
Class C (b)	91,169	3,050,515
		3,840,392
TOTAL REAL ESTATE		135,062,603
UTILITIES - 4.6%
Electric Utilities - 1.1%
Constellation Energy Corp.	26,823	2,188,489
Evergy, Inc.	11,599	794,879
Hawaiian Electric Industries, Inc.	130,852	5,118,930
NRG Energy, Inc.	244,018	10,073,063
		18,175,361
Gas Utilities - 0.3%
UGI Corp.	118,958	4,698,841
Independent Power and Renewable Electricity Producers - 0.8%
The AES Corp.	354,822	9,030,220
Vistra Corp.	179,963	4,454,084
		13,484,304
Multi-Utilities - 1.9%
Consolidated Edison, Inc.	95,718	9,355,477
DTE Energy Co.	80,990	10,556,237
WEC Energy Group, Inc.	114,885	11,849,239
		31,760,953
Water Utilities - 0.5%
American Water Works Co., Inc.	42,370	6,289,827
Essential Utilities, Inc.	25,559	1,256,225
		7,546,052
TOTAL UTILITIES		75,665,511
TOTAL COMMON STOCKS (Cost $1,568,406,718)		1,631,399,752

Money Market Funds - 3.8%
	Shares	Value ($)
Fidelity Cash Central Fund 2.33% (c)	21,463,625	21,467,918
Fidelity Securities Lending Cash Central Fund 2.34% (c)(d)	41,391,198	41,395,337
TOTAL MONEY MARKET FUNDS (Cost $62,863,255)		62,863,255

TOTAL INVESTMENT IN SECURITIES - 102.4% (Cost $1,631,269,973)	1,694,263,007
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(39,400,796)
NET ASSETS - 100.0%	1,654,862,211

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	86	Sep 2022	20,900,580	1,124,921	1,124,921

The notional amount of futures purchased as a percentage of Net Assets is 1.3%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	46,707,893	349,513,912	374,753,886	118,467	-	(1)	21,467,918	0.0%
Fidelity Securities Lending Cash Central Fund 2.34%	51,103,309	548,445,368	558,153,340	178,958	-	-	41,395,337	0.1%
Total	97,811,202	897,959,280	932,907,226	297,425	-	(1)	62,863,255

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	65,465,259	65,465,259	-	-
Consumer Discretionary	197,711,222	197,711,222	-	-
Consumer Staples	42,648,804	42,648,804	-	-
Energy	88,230,452	88,230,452	-	-
Financials	195,003,414	195,003,414	-	-
Health Care	183,692,692	183,692,692	-	-
Industrials	258,492,844	258,492,844	-	-
Information Technology	303,931,895	303,931,895	-	-
Materials	85,495,056	85,495,056	-	-
Real Estate	135,062,603	135,062,603	-	-
Utilities	75,665,511	75,665,511	-	-

Money Market Funds	62,863,255	62,863,255	-	-
Total Investments in Securities:	1,694,263,007	1,694,263,007	-	-
Derivative Instruments:

Assets
Futures Contracts	1,124,921	1,124,921	-	-
Total Assets	1,124,921	1,124,921	-	-
Total Derivative Instruments:	1,124,921	1,124,921	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,124,921	0
Total Equity Risk	1,124,921	0
Total Value of Derivatives	1,124,921	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Mid Cap Enhanced Index Fund
Financial Statements
Statement of Assets and Liabilities
		August 31, 2022

Assets
Investment in securities, at value (including securities loaned of $40,186,406) - See accompanying schedule:	$1,631,399,752
Unaffiliated issuers (cost $1,568,406,718)
Fidelity Central Funds (cost $62,863,255)	62,863,255

Total Investment in Securities (cost $1,631,269,973)		$1,694,263,007
Segregated cash with brokers for derivative instruments		1,161,000
Receivable for fund shares sold		225,618
Dividends receivable		2,054,069
Distributions receivable from Fidelity Central Funds		73,064
Other receivables		37,532
Total assets		1,697,814,290
Liabilities
Payable for fund shares redeemed	757,694
Accrued management fee	650,013
Payable for daily variation margin on futures contracts	147,920
Other payables and accrued expenses	28
Collateral on securities loaned	41,396,424
Total Liabilities		42,952,079
Net Assets		$1,654,862,211
Net Assets consist of:
Paid in capital		$1,550,312,084
Total accumulated earnings (loss)		104,550,127
Net Assets		$1,654,862,211
Net Asset Value , offering price and redemption price per share ($1,654,862,211 ÷ 103,958,557 shares)		$15.92

Statement of Operations
		Year ended August 31, 2022
Investment Income
Dividends		$28,444,881
Interest		4,787
Income from Fidelity Central Funds (including $178,958 from security lending)		297,425
Total Income		28,747,093
Expenses
Management fee	$9,728,480
Independent trustees' fees and expenses	6,391
Interest	592
Total expenses before reductions	9,735,463
Expense reductions	(112)
Total expenses after reductions		9,735,351
Net Investment income (loss)		19,011,742
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	104,408,923
Futures contracts	(2,563,741)
Total net realized gain (loss)		101,845,182
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(368,694,451)
Fidelity Central Funds	(1)
Futures contracts	(814,303)
Total change in net unrealized appreciation (depreciation)		(369,508,755)
Net gain (loss)		(267,663,573)
Net increase (decrease) in net assets resulting from operations		$(248,651,831)

Statement of Changes in Net Assets

	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,011,742	$12,573,856
Net realized gain (loss)	101,845,182	222,102,256
Change in net unrealized appreciation (depreciation)	(369,508,755)	302,496,902
Net increase (decrease) in net assets resulting from operations	(248,651,831)	537,173,014
Distributions to shareholders	(258,245,278)	(48,113,370)
Share transactions
Proceeds from sales of shares	330,859,667	767,695,434
Reinvestment of distributions	243,001,334	45,996,344
Cost of shares redeemed	(454,449,105)	(442,657,003)
Net increase (decrease) in net assets resulting from share transactions	119,411,896	371,034,775
Total increase (decrease) in net assets	(387,485,213)	860,094,419

Net Assets
Beginning of period	2,042,347,424	1,182,253,005
End of period	$1,654,862,211	$2,042,347,424

Other Information
Shares
Sold	17,822,532	41,621,085
Issued in reinvestment of distributions	13,560,343	2,692,994
Redeemed	(25,723,746)	(24,018,015)
Net increase (decrease)	5,659,129	20,296,064

Fidelity® Mid Cap Enhanced Index Fund

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.78	$15.16	$14.59	$16.42	$14.93
Income from Investment Operations
Net investment income (loss) A,B	.18	.14	.19	.21	.26
Net realized and unrealized gain (loss)	(2.46)	6.07	.97	(.71)	2.17
Total from investment operations	(2.28)	6.21	1.16	(.50)	2.43
Distributions from net investment income	(.15) C	(.16)	(.22)	(.25)	(.21)
Distributions from net realized gain	(2.43) C	(.43)	(.38)	(1.09)	(.73)
Total distributions	(2.58)	(.59)	(.59) D	(1.33) D	(.94)
Net asset value, end of period	$15.92	$20.78	$15.16	$14.59	$16.42
Total Return E	(12.36)%	41.82%	7.91%	(2.19)%	16.67%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.51%	.59%	.59%	.59%	.59%
Expenses net of fee waivers, if any	.51%	.59%	.59%	.59%	.59%
Expenses net of all reductions	.51%	.59%	.59%	.59%	.59%
Net investment income (loss)	1.00%	.77%	1.33%	1.46%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$1,654,862	$2,042,347	$1,182,253	$1,263,319	$1,289,418
Portfolio turnover rate H	116%	70%	73%	90%	108%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® International Enhanced Index Fund
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended August 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Enhanced Index Fund	-20.35%	0.62%	5.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Enhanced Index Fund on August 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Fidelity® International Enhanced Index Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -19.39% for the 12 months ending August 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of crosscurrents challenged the global economy and financial markets.   Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks tumbling. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -18.24% year to date through August. For the full 12 months, Europe ex U.K. (-25%) lagged most, followed by emerging markets (-21%). Conversely, the U.K. and Canada regions (-7% each) led, and Asia Pacific ex Japan (-13%) also outpaced the broader index. By sector, information technology (-33%) fared the worst. The consumer discretionary (-26%) and communication services sectors (-25%) also lagged. Meanwhile, energy (+16%) was the only sector to gain, driven by soaring commodity prices. The defensive-oriented utilities (-10%) and consumer staples (-13%) sectors outperformed, as did financials (-11%).
Comments from Senior Portfolio Manager Maximilian Kaufmann of the Fidelity Systematic Equity Strategies portfolio management team:
For the fiscal year ending August 31, 2022, the fund returned -20.35%, trailing the -19.62% result of the benchmark MSCI EAFE Index (Net MA). By region, stock picks in the U.K. and Japan hurt the fund's relative result most. Turning to sectors, the largest detractors from performance versus the benchmark were security selection and an underweighting in materials. Subpar picks and an underweighting in financials also hampered the fund's relative result. Further detracting from the portfolio's relative return was an overweighting in information technology, primarily within the semiconductors & semiconductor equipment industry. Compagnie Financière Richemont, the fund's biggest individual relative detractor, increased 2% this period. We were underweighted in this stock. Also holding back performance was an overweighting in Recruit Holdings, which returned approximately -45%. This was a stake we established the past 12 months. Further hurting performance was an underweighting in Shell, which gained about 40% and was among the fund's largest holdings. In contrast, stock picks in Asia Pacific ex Japan, primarily driven by Singapore, as well as an overweighting and security selection in Europe ex U.K., specifically Denmark, contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark was security selection in communication services. Strong picks among industrials stocks, especially the capital goods industry, also lifted the fund's relative performance. Further aiding the portfolio's relative performance was an overweighting in energy. The fund's biggest individual relative contributor was an underweighting in Sea Limited, which returned roughly -82% the past year and was no longer held at period end. Also boosting value was our outsized stake in BAE Systems, which gained about 21%. Another notable relative contributor was an overweight stake in BP (+32%). Key changes in positioning include reduced exposure to the Netherlands and a higher allocation to the U.K. By sector, meaningful changes in positioning include a higher allocation to the shares of energy and consumer staples companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® International Enhanced Index Fund
Investment Summary August 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	2.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.8
Shell PLC (London) (United Kingdom, Oil, Gas & Consumable Fuels)	1.7
Novartis AG (Switzerland, Pharmaceuticals)	1.4
BHP Group Ltd. (Australia, Metals & Mining)	1.3
Diageo PLC (United Kingdom, Beverages)	1.2
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	1.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.2
L'Oreal SA (France, Personal Products)	1.1
15.4

Market Sectors (% of Fund's net assets)

Financials	15.4
Industrials	14.3
Health Care	13.7
Consumer Discretionary	12.0
Consumer Staples	11.7
Information Technology	8.7
Materials	5.7
Communication Services	5.7
Energy	5.7
Utilities	3.3
Real Estate	2.4

Asset Allocation (% of Fund's net assets)

Foreign investments - 98.1%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® International Enhanced Index Fund
Schedule of Investments August 31, 2022
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
Australia - 8.2%
Ampol Ltd.	40,941	962,293
APA Group unit	641,929	4,840,676
Aristocrat Leisure Ltd.	261,659	6,315,516
ASX Ltd.	50,325	2,678,916
Aurizon Holdings Ltd.	1,291,055	3,265,250
BHP Group Ltd.	545,378	14,877,921
BHP Group Ltd.:
(London)	71,278	1,953,752
sponsored ADR	44,758	2,456,767
Brambles Ltd.	175,519	1,477,209
Coles Group Ltd.	194,306	2,325,684
Commonwealth Bank of Australia	79,561	5,257,571
Computershare Ltd.	430,703	7,183,139
CSL Ltd.	52,707	10,542,334
Dexus unit	415,784	2,459,353
Goodman Group unit	212,102	2,820,530
Insurance Australia Group Ltd.	401,199	1,267,751
Medibank Private Ltd.	2,794,304	7,038,761
National Australia Bank Ltd.	72,043	1,493,893
Origin Energy Ltd.	417,043	1,776,210
Qantas Airways Ltd. (a)	93,376	335,568
QBE Insurance Group Ltd.	408,180	3,346,569
Rio Tinto Ltd.	29,302	1,861,069
Santos Ltd.	45,650	243,693
SEEK Ltd.	23,667	333,910
Sonic Healthcare Ltd.	30,168	697,635
Stockland Corp. Ltd. unit	271,660	668,247
Suncorp Group Ltd.	34,427	254,252
Telstra Corp. Ltd.	2,610,479	7,059,370
Transurban Group unit	266,415	2,527,605
Wesfarmers Ltd.	75,310	2,409,087
Westpac Banking Corp.	346,292	5,082,711
Woolworths Group Ltd.	55,009	1,356,123
TOTAL AUSTRALIA		107,169,365
Austria - 0.2%
Erste Group Bank AG	37,840	850,936
Raiffeisen International Bank-Holding AG	73,987	939,825
Voestalpine AG	31,500	636,917
TOTAL AUSTRIA		2,427,678
Bailiwick of Jersey - 0.0%
WPP PLC	58,380	502,830
Belgium - 0.4%
Ageas	22,499	915,494
ELIA GROUP SA/NV	15,223	2,216,731
Solvay SA Class A	26,752	2,167,960
TOTAL BELGIUM		5,300,185
Bermuda - 0.7%
CK Infrastructure Holdings Ltd.	117,000	711,478
Jardine Matheson Holdings Ltd.	152,900	8,108,547
TOTAL BERMUDA		8,820,025
Cayman Islands - 1.4%
ASM Pacific Technology Ltd.	286,300	2,217,511
Budweiser Brewing Co. APAC Ltd. (b)	330,600	971,779
CK Asset Holdings Ltd.	298,328	2,013,644
CK Hutchison Holdings Ltd.	1,090,500	7,042,076
SITC International Holdings Co. Ltd.	1,059,000	2,685,447
WH Group Ltd. (b)	4,740,455	3,229,783
Xinyi Glass Holdings Ltd.	378,000	698,125
TOTAL CAYMAN ISLANDS		18,858,365
Denmark - 3.6%
A.P. Moller - Maersk A/S:
Series A	1,556	3,649,922
Series B	1,768	4,241,704
Carlsberg A/S Series B	34,710	4,507,102
Genmab A/S (a)	25,255	8,989,928
Novo Nordisk A/S:
Series B	209,309	22,378,029
Series B sponsored ADR	10,385	1,101,849
ORSTED A/S (b)	5,383	525,394
Pandora A/S	15,599	942,379
TOTAL DENMARK		46,336,307
Finland - 2.0%
Elisa Corp. (A Shares)	103,101	5,518,341
Kesko Oyj	197,519	4,164,461
Kone OYJ (B Shares)	58,290	2,331,163
Neste OYJ	82,919	4,103,975
Nordea Bank ABP	867,897	8,072,419
Stora Enso Oyj (R Shares)	108,869	1,627,443
Wartsila Corp.	82,501	682,676
TOTAL FINLAND		26,500,478
France - 11.1%
bioMerieux SA	20,104	1,843,773
BNP Paribas SA	190,610	8,857,682
Capgemini SA	20,313	3,531,544
Compagnie de St. Gobain	44,581	1,795,622
Credit Agricole SA	55,372	509,626
Danone SA	68,411	3,599,808
Dassault Systemes SA	21,838	842,143
Edenred SA	51,826	2,630,168
Eiffage SA	74,699	6,595,541
Engie SA	670,507	7,963,677
Gecina SA	20,360	1,819,987
Getlink SE	333,451	6,296,559
Hermes International SCA	4,980	6,418,465
Ipsen SA	2,517	241,690
Kering SA	11,133	5,586,011
Klepierre SA	98,697	2,033,304
L'Oreal SA	40,335	13,852,818
La Francaise des Jeux SAEM (b)	120,055	3,905,417
Legrand SA	27,939	2,021,518
LVMH Moet Hennessy Louis Vuitton SE	17,609	11,362,505
Orange SA	412,950	4,182,102
Pernod Ricard SA	21,535	3,972,315
Safran SA	13,797	1,406,666
Sanofi SA	46,721	3,819,434
Sanofi SA sponsored ADR	120,000	4,923,600
Sartorius Stedim Biotech	393	144,432
Schneider Electric SA	11,939	1,419,038
Societe Generale Series A	363,474	8,012,936
Thales SA	11,652	1,406,918
TotalEnergies SE	304,570	15,420,290
Valeo SA	26,626	512,144
VINCI SA	76,008	7,012,002
Wendel SA	6,854	540,702
TOTAL FRANCE		144,480,437
Germany - 6.3%
Allianz SE	1,465	247,638
BASF AG	163,503	6,915,987
BASF AG sponsored ADR	42,701	456,474
Bayerische Motoren Werke AG (BMW)	3,962	291,915
Brenntag SE	14,545	953,679
Commerzbank AG (a)	217,949	1,452,155
Deutsche Bank AG	211,564	1,769,563
Deutsche Borse AG	34,892	5,899,348
Deutsche Lufthansa AG (a)(c)	476,416	2,832,430
Deutsche Post AG	216,494	7,901,842
Deutsche Post AG ADR	4,583	167,738
Deutsche Telekom AG	146,518	2,761,459
Evonik Industries AG	39,640	740,754
Fresenius SE & Co. KGaA	36,070	892,310
Hannover Reuck SE	7,640	1,127,871
Henkel AG & Co. KGaA	6,817	426,331
Infineon Technologies AG	189,005	4,624,737
Mercedes-Benz Group AG:
ADR	50,266	705,735
(Germany)	180,542	10,122,211
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	17,825	4,258,762
Nemetschek Se	2,019	119,508
RWE AG	9,624	368,296
SAP SE	43,519	3,706,487
Scout24 AG (b)	12,083	698,697
Siemens AG	121,426	12,299,737
Siemens AG sponsored ADR	24,189	1,232,430
Siemens Energy AG	209,125	3,084,100
Telefonica Deutschland Holding AG	1,726,376	4,484,772
Volkswagen AG	9,995	1,848,780
TOTAL GERMANY		82,391,746
Hong Kong - 0.9%
AIA Group Ltd.	867,432	8,345,768
BOC Hong Kong (Holdings) Ltd.	107,000	368,273
CLP Holdings Ltd.	53,000	456,664
Hang Lung Properties Ltd.	103,000	171,290
Hong Kong Exchanges and Clearing Ltd.	27,900	1,124,217
Power Assets Holdings Ltd.	24,500	146,540
Sino Land Ltd.	442,000	646,347
Swire Pacific Ltd. (A Shares)	108,500	750,471
Swire Properties Ltd.	41,400	95,415
TOTAL HONG KONG		12,104,985
Ireland - 0.0%
Smurfit Kappa Group PLC	6,360	214,434
Israel - 0.5%
Bank Hapoalim BM (Reg.)	84,028	875,265
Bank Leumi le-Israel BM	67,310	714,460
Check Point Software Technologies Ltd. (a)	31,165	3,747,280
Elbit Systems Ltd. (Israel)	965	206,568
Wix.com Ltd. (a)	23,982	1,517,821
TOTAL ISRAEL		7,061,394
Italy - 1.3%
Eni SpA	759,667	8,973,888
Eni SpA sponsored ADR	24,712	583,697
Intesa Sanpaolo SpA	1,108,583	1,908,414
Poste Italiane SpA (b)	460,636	3,699,626
Prysmian SpA	28,146	865,814
Snam SpA	92,075	437,624
TOTAL ITALY		16,469,063
Japan - 22.6%
Advantest Corp.	7,700	436,092
AEON Co. Ltd.	82,100	1,601,421
AGC, Inc.	4,300	145,937
Ajinomoto Co., Inc.	153,600	4,245,480
Amada Co. Ltd.	229,100	1,792,584
Astellas Pharma, Inc.	313,425	4,443,673
Bandai Namco Holdings, Inc.	27,400	2,056,003
Chugai Pharmaceutical Co. Ltd.	208,500	5,380,985
CyberAgent, Inc.	3,100	30,223
Dai Nippon Printing Co. Ltd.	124,380	2,618,056
Daiichi Sankyo Kabushiki Kaisha	200,500	6,025,387
Daito Trust Construction Co. Ltd.	11,300	1,111,666
Dentsu Group, Inc.	79,600	2,563,519
Eisai Co. Ltd.	85,700	3,494,261
FANUC Corp.	34,800	5,606,255
FANUC Corp. ADR	7,367	118,461
Fast Retailing Co. Ltd.	12,900	7,543,042
GLP J-REIT	795	968,460
GMO Payment Gateway, Inc.	3,900	309,287
Hamamatsu Photonics K.K.	49,200	2,086,014
Hirose Electric Co. Ltd.	23,000	3,259,043
Honda Motor Co. Ltd.	402,800	10,723,448
Hoya Corp.	61,584	6,280,138
Ibiden Co. Ltd.	58,900	1,869,430
Idemitsu Kosan Co. Ltd.	63,200	1,666,411
ITO EN Ltd.	11,600	509,091
Itochu Corp.	65,300	1,797,103
Japan Exchange Group, Inc.	52,000	774,916
Japan Post Bank Co. Ltd.	787,300	5,738,985
Japan Post Holdings Co. Ltd.	778,077	5,367,786
Japan Tobacco, Inc.	234,500	3,973,235
Kamigumi Co. Ltd.	88,000	1,722,061
KDDI Corp.	77,600	2,374,648
Keyence Corp.	8,600	3,229,077
Kintetsu Group Holdings Co. Ltd.	74,900	2,543,357
Kirin Holdings Co. Ltd.	40,900	673,287
Koei Tecmo Holdings Co. Ltd.	21,000	704,055
Komatsu Ltd.	117,400	2,455,861
Konami Group Corp.	48,600	2,466,436
Kyowa Hakko Kirin Co., Ltd.	23,700	531,229
Lawson, Inc.	1,400	46,397
Marubeni Corp.	215,150	2,242,354
Mazda Motor Corp.	525,000	4,649,456
Mitsubishi Chemical Holdings Corp.	1,058,600	5,557,605
Mitsubishi Corp.	208,200	6,816,603
Mitsubishi Electric Corp.	300,258	3,035,652
Mitsubishi Estate Co. Ltd.	11,400	153,522
Mitsubishi Gas Chemical Co., Inc.	86,500	1,285,720
Mitsui & Co. Ltd.	255,600	5,998,708
Mizuho Financial Group, Inc.	100,000	1,145,038
Murata Manufacturing Co. Ltd.	55,000	2,961,553
NEC Corp.	101,100	3,687,286
NGK Insulators Ltd.	317,300	4,530,245
Nintendo Co. Ltd.	17,500	7,163,571
Nippon Express Holdings, Inc.	76,200	4,192,731
Nippon Telegraph & Telephone Corp.	290,500	7,873,796
Nissan Motor Co. Ltd.	757,400	2,979,758
Nissan Motor Co. Ltd. sponsored ADR (c)	87,636	688,819
Nitto Denko Corp.	91,500	5,639,400
OBIC Co. Ltd.	19,900	2,943,193
Olympus Corp.	452,100	9,628,481
Ono Pharmaceutical Co. Ltd.	83,800	2,000,321
Oracle Corp. Japan	31,500	1,876,496
ORIX Corp.	95,500	1,569,771
Pola Orbis Holdings, Inc.	39,100	431,300
Recruit Holdings Co. Ltd.	287,600	9,142,978
Renesas Electronics Corp. (a)	737,400	6,982,108
Ricoh Co. Ltd.	259,100	2,036,383
ROHM Co. Ltd.	2,500	187,045
SBI Holdings, Inc. Japan	77,400	1,520,922
SCSK Corp.	100,200	1,631,587
Seiko Epson Corp.	251,100	3,945,740
SHIMANO, Inc.	15,900	2,812,860
Shin-Etsu Chemical Co. Ltd.	83,700	9,720,319
Shin-Etsu Chemical Co. Ltd. ADR	12,090	351,698
Shizuoka Bank Ltd.	63,200	365,729
SMC Corp.	5,500	2,609,363
SoftBank Corp.	867,600	9,511,707
SoftBank Group Corp.	76,700	3,038,207
Sony Group Corp.	51,700	4,110,321
Subaru Corp.	75,400	1,370,577
Sumitomo Chemical Co. Ltd.	1,005,800	3,959,156
Sysmex Corp.	11,600	709,074
Taisei Corp.	26,900	815,595
Takeda Pharmaceutical Co. Ltd.	113,600	3,139,910
TDK Corp.	45,800	1,601,271
Tokio Marine Holdings, Inc.	43,000	2,383,034
Tokyo Electron Ltd.	11,700	3,669,554
Toshiba Corp.	4,200	155,543
Tosoh Corp.	111,900	1,446,850
Toyota Motor Corp.	573,795	8,586,882
USS Co. Ltd.	101,300	1,787,629
Yakult Honsha Co. Ltd.	3,600	212,925
Yokogawa Electric Corp.	57,800	1,008,802
Z Holdings Corp.	504,200	1,482,285
ZOZO, Inc.	189,400	4,186,351
TOTAL JAPAN		294,816,584
Luxembourg - 0.7%
ArcelorMittal SA (Netherlands)	42,226	1,008,044
Aroundtown SA	717,704	2,097,414
Eurofins Scientific SA	51,364	3,566,821
Tenaris SA	139,324	1,905,881
TOTAL LUXEMBOURG		8,578,160
Netherlands - 5.1%
ABN AMRO Bank NV GDR (b)	83,381	802,241
ASML Holding NV (Netherlands)	31,564	15,406,870
EXOR NV	22,849	1,383,696
Ferrari NV (Italy)	800	155,325
Heineken Holding NV	48,015	3,416,289
Heineken NV (Bearer)	25,858	2,331,983
JDE Peet's BV	14,050	433,753
Koninklijke Ahold Delhaize NV	221,244	6,085,718
Koninklijke Philips Electronics NV	421,268	6,996,418
OCI NV	97,284	3,660,342
Prosus NV	18,238	1,127,281
QIAGEN NV (Germany) (a)	27,786	1,263,540
Stellantis NV (Italy)	637,219	8,551,544
STMicroelectronics NV (France)	239,124	8,333,516
Wolters Kluwer NV	66,476	6,509,485
Wolters Kluwer NV rights (a)(d)	66,476	42,087
TOTAL NETHERLANDS		66,500,088
New Zealand - 0.2%
Meridian Energy Ltd.	625,058	1,906,924
Spark New Zealand Ltd.	151,857	502,330
TOTAL NEW ZEALAND		2,409,254
Norway - 0.7%
DNB Bank ASA	67,347	1,280,536
Equinor ASA	102,590	3,981,585
Gjensidige Forsikring ASA	153,577	3,121,657
Yara International ASA	11,105	470,891
TOTAL NORWAY		8,854,669
Portugal - 0.0%
Jeronimo Martins SGPS SA	27,729	615,844
Singapore - 1.4%
Ascendas Real Estate Investment Trust	228,000	459,513
City Developments Ltd.	128,500	746,098
DBS Group Holdings Ltd.	105,567	2,457,970
Mapletree Pan Asia Commercial	2,299,200	3,023,437
Oversea-Chinese Banking Corp. Ltd.	445,800	3,842,415
Singapore Exchange Ltd.	50,400	342,015
Singapore Technologies Engineering Ltd.	619,500	1,650,814
Singapore Telecommunications Ltd.	448,300	841,619
United Overseas Bank Ltd.	215,255	4,197,355
UOL Group Ltd.	199,800	988,569
TOTAL SINGAPORE		18,549,805
Spain - 3.2%
Amadeus IT Holding SA Class A (a)	11,484	606,233
Banco Bilbao Vizcaya Argentaria SA	2,053,828	9,215,922
Banco Santander SA (Spain)	3,885,623	9,405,915
Grifols SA (a)	123,801	1,498,564
Iberdrola SA	1,006,607	10,480,490
Industria de Diseno Textil SA	322,894	6,971,744
Red Electrica Corporacion SA	173,938	3,187,460
TOTAL SPAIN		41,366,328
Sweden - 2.7%
Atlas Copco AB:
(A Shares)	183,432	1,862,024
(B Shares)	56,400	515,959
Embracer Group AB (a)(c)	93,106	581,083
Ericsson (B Shares)	820,824	6,138,469
Evolution AB (b)	53,916	4,313,458
Fastighets AB Balder (a)	195,885	1,086,739
H&M Hennes & Mauritz AB (B Shares)	261,498	2,715,743
Industrivarden AB:
(A Shares)	86,164	1,917,270
(C Shares)	98,102	2,160,821
Kinnevik AB (B Shares) (a)	154,101	2,203,818
Sagax AB	34,935	754,412
Securitas AB (B Shares) (c)	337,287	2,961,544
Skandinaviska Enskilda Banken AB (A Shares)	160,472	1,605,473
Svenska Handelsbanken AB (A Shares)	67,554	553,279
Swedbank AB (A Shares)	149,807	1,936,242
Swedish Orphan Biovitrum AB (a)	29,458	651,060
Tele2 AB (B Shares)	50,199	534,954
Volvo AB (B Shares)	203,358	3,221,250
TOTAL SWEDEN		35,713,598
Switzerland - 9.2%
ABB Ltd. (Reg.)	62,272	1,716,443
Adecco SA (Reg.)	16,220	514,183
Baloise Holdings AG	12,591	1,821,348
Coca-Cola HBC AG	164,540	3,765,579
Compagnie Financiere Richemont SA:
warrants 11/22/23 (a)	12,618	8,132
Series A	47,076	5,264,435
Holcim AG	14,494	642,454
Lindt & Spruengli AG	6	653,708
Lindt & Spruengli AG (participation certificate)	202	2,136,757
Nestle SA (Reg. S)	274,090	32,074,823
Nestle SA (Reg. S) sponsored ADR	8,514	996,649
Novartis AG	200,776	16,240,383
Novartis AG sponsored ADR	40,000	3,220,800
Partners Group Holding AG	1,274	1,233,467
Roche Holding AG:
(Bearer)	9,038	3,459,867
(participation certificate)	77,723	25,045,588
Sonova Holding AG	1,282	339,287
Straumann Holding AG	1,792	196,372
Swatch Group AG (Bearer)	8,802	2,134,446
Swatch Group AG (Bearer) (Reg.)	9,429	430,792
Swiss Life Holding AG	1,309	686,170
Swiss Prime Site AG	23,993	2,069,166
Temenos Group AG	15,039	1,233,583
UBS Group AG	376,720	5,985,127
VAT Group AG (b)	2,142	514,080
Zurich Insurance Group Ltd.	15,810	7,018,054
TOTAL SWITZERLAND		119,401,693
United Kingdom - 14.9%
Admiral Group PLC	202,110	4,982,269
Anglo American PLC (United Kingdom)	101,059	3,247,478
Ashtead Group PLC	26,225	1,294,787
Associated British Foods PLC	57,087	1,011,349
AstraZeneca PLC (United Kingdom)	98,063	12,129,642
BAE Systems PLC	954,035	8,592,135
Barclays PLC	2,340,212	4,462,063
BP PLC	1,871,171	9,561,541
BP PLC sponsored ADR	113,251	3,492,661
British American Tobacco PLC:
(United Kingdom)	203,781	8,161,987
sponsored ADR	55,850	2,236,793
Bunzl PLC	117,201	3,895,320
Burberry Group PLC	265,728	5,396,010
Compass Group PLC	150,162	3,230,144
Diageo PLC	333,229	14,477,599
Diageo PLC sponsored ADR	7,515	1,325,571
Direct Line Insurance Group PLC	544,469	1,302,337
GSK PLC	414,769	6,630,089
GSK PLC sponsored ADR	23,748	771,335
Haleon PLC (a)	576,114	1,732,410
Haleon PLC ADR (a)	86,015	514,370
Hargreaves Lansdown PLC	32,044	304,356
HSBC Holdings PLC:
(United Kingdom)	818,449	5,014,509
sponsored ADR (c)	194,018	5,981,575
Imperial Brands PLC	249,396	5,484,676
InterContinental Hotel Group PLC	87,413	4,745,319
InterContinental Hotel Group PLC ADR	36,529	2,008,730
Lloyds Banking Group PLC	7,105,944	3,600,987
London Stock Exchange Group PLC	11,408	1,070,088
London Stock Exchange Group PLC ADR	2,815	66,378
NatWest Group PLC	640,714	1,834,370
Pearson PLC	72,775	728,331
Persimmon PLC	38,484	659,873
Reckitt Benckiser Group PLC	68,172	5,260,261
Reckitt Benckiser Group PLC ADR	13,198	206,285
RELX PLC:
(London Stock Exchange)	81,773	2,144,506
sponsored ADR	44,782	1,172,393
Rio Tinto PLC	71,449	3,944,719
Rolls-Royce Holdings PLC (a)	2,256,732	2,011,242
Sage Group PLC	243,590	2,023,862
Schroders PLC	40,092	1,251,933
Shell PLC:
ADR	73,000	3,867,540
(London)	716,580	18,966,462
rights (a)(d)	651,580	155,241
SSE PLC	389,442	7,462,768
Unilever PLC	172,134	7,808,398
Vodafone Group PLC	4,454,903	5,964,456
Vodafone Group PLC sponsored ADR	152,374	2,044,859
Whitbread PLC	6,622	191,928
TOTAL UNITED KINGDOM		194,423,935
TOTAL COMMON STOCKS (Cost $1,315,900,719)		1,269,867,250

Nonconvertible Preferred Stocks - 0.8%
	Shares	Value ($)
Germany - 0.8%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	12,335	858,427
Henkel AG & Co. KGaA	23,516	1,517,572
Volkswagen AG	54,836	7,799,823

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $10,666,575)		10,175,822

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 2.33% (e)	18,251,360	18,255,010
Fidelity Securities Lending Cash Central Fund 2.34% (e)(f)	5,934,148	5,934,742
TOTAL MONEY MARKET FUNDS (Cost $24,189,752)		24,189,752

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,350,757,046)	1,304,232,824
NET OTHER ASSETS (LIABILITIES) - 0.0%	571,503
NET ASSETS - 100.0%	1,304,804,327

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	187	Sep 2022	17,083,385	163,307	163,307

The notional amount of futures purchased as a percentage of Net Assets is 1.3%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,660,475 or 1.4% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.33%	8,914,873	462,197,937	452,857,800	153,114	-	-	18,255,010	0.0%
Fidelity Securities Lending Cash Central Fund 2.34%	12,449,719	325,714,687	332,229,664	308,683	-	-	5,934,742	0.0%
Total	21,364,592	787,912,624	785,087,464	461,797	-	-	24,189,752

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	73,947,560	13,862,706	60,084,854	-
Consumer Discretionary	158,478,465	31,241,792	127,236,673	-
Consumer Staples	152,347,714	29,514,116	122,833,598	-
Energy	73,885,158	12,047,873	61,837,285	-
Financials	198,819,241	58,751,686	140,067,555	-
Health Care	179,218,239	23,026,618	156,191,621	-
Industrials	191,501,193	41,170,295	150,330,898	-
Information Technology	107,582,832	14,803,766	92,779,066	-
Materials	74,844,154	15,745,476	59,098,678	-
Real Estate	26,937,584	9,861,022	17,076,562	-
Utilities	42,480,932	5,772,487	36,708,445	-

Money Market Funds	24,189,752	24,189,752	-	-
Total Investments in Securities:	1,304,232,824	279,987,589	1,024,245,235	-
Derivative Instruments:

Assets
Futures Contracts	163,307	163,307	-	-
Total Assets	163,307	163,307	-	-
Total Derivative Instruments:	163,307	163,307	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	163,307	0
Total Equity Risk	163,307	0
Total Value of Derivatives	163,307	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® International Enhanced Index Fund
Financial Statements
Statement of Assets and Liabilities
		August 31, 2022

Assets
Investment in securities, at value (including securities loaned of $5,709,014) - See accompanying schedule:	$1,280,043,072
Unaffiliated issuers (cost $1,326,567,294)
Fidelity Central Funds (cost $24,189,752)	24,189,752

Total Investment in Securities (cost $1,350,757,046)		$1,304,232,824
Segregated cash with brokers for derivative instruments		860,581
Foreign currency held at value (cost $1,808,158)		1,804,567
Receivable for investments sold		1,436
Receivable for fund shares sold		651,440
Dividends receivable		2,954,306
Reclaims receivable		3,410,278
Interest receivable		438
Distributions receivable from Fidelity Central Funds		60,199
Other receivables		17,708
Total assets		1,313,993,777
Liabilities
Payable for investments purchased
Regular delivery	789,747
Delayed delivery	196,957
Payable for fund shares redeemed	1,502,509
Accrued management fee	627,962
Payable for daily variation margin on futures contracts	137,285
Other payables and accrued expenses	161
Collateral on securities loaned	5,934,829
Total Liabilities		9,189,450
Net Assets		$1,304,804,327
Net Assets consist of:
Paid in capital		$1,487,917,934
Total accumulated earnings (loss)		(183,113,607)
Net Assets		$1,304,804,327
Net Asset Value , offering price and redemption price per share ($1,304,804,327 ÷ 145,654,392 shares)		$8.96

Statement of Operations
		Year ended August 31, 2022
Investment Income
Dividends		$50,553,896
Non-Cash dividends		5,332,083
Income from Fidelity Central Funds (including $308,683 from security lending)		461,797
Income before foreign taxes withheld		56,347,776
Less foreign taxes withheld		(3,815,436)
Total Income		52,532,340
Expenses
Management fee	$8,377,165
Independent trustees' fees and expenses	5,031
Interest	107
Total expenses before reductions	8,382,303
Expense reductions	(15)
Total expenses after reductions		8,382,288
Net Investment income (loss)		44,150,052
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(39,338,592)
Foreign currency transactions	(467,585)
Futures contracts	(1,074,407)
Total net realized gain (loss)		(40,880,584)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(317,002,041)
Assets and liabilities in foreign currencies	(504,032)
Futures contracts	(245,221)
Total change in net unrealized appreciation (depreciation)		(317,751,294)
Net gain (loss)		(358,631,878)
Net increase (decrease) in net assets resulting from operations		$(314,481,826)

Statement of Changes in Net Assets

	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,150,052	$33,175,611
Net realized gain (loss)	(40,880,584)	126,536,841
Change in net unrealized appreciation (depreciation)	(317,751,294)	175,851,769
Net increase (decrease) in net assets resulting from operations	(314,481,826)	335,564,221
Distributions to shareholders	(40,640,601)	(21,705,885)
Share transactions
Proceeds from sales of shares	742,204,628	468,950,811
Reinvestment of distributions	33,150,295	18,920,477
Cost of shares redeemed	(794,518,975)	(305,561,888)
Net increase (decrease) in net assets resulting from share transactions	(19,164,052)	182,309,400
Total increase (decrease) in net assets	(374,286,479)	496,167,736

Net Assets
Beginning of period	1,679,090,806	1,182,923,070
End of period	$1,304,804,327	$1,679,090,806

Other Information
Shares
Sold	72,917,785	43,722,143
Issued in reinvestment of distributions	3,024,662	1,899,646
Redeemed	(75,511,518)	(29,034,687)
Net increase (decrease)	430,929	16,587,102

Fidelity® International Enhanced Index Fund

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$11.56	$9.20	$8.98	$9.83	$9.73
Income from Investment Operations
Net investment income (loss) A,B	.31	.25	.19	.30	.27
Net realized and unrealized gain (loss)	(2.61)	2.28	.32	(.95)	- C
Total from investment operations	(2.30)	2.53	.51	(.65)	.27
Distributions from net investment income	(.30)	(.17)	(.29)	(.20)	(.14) D
Distributions from net realized gain	-	-	-	-	(.03) D
Total distributions	(.30)	(.17)	(.29)	(.20)	(.17)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$8.96	$11.56	$9.20	$8.98	$9.83
Total Return E	(20.35)%	27.77%	5.55%	(6.51)%	2.71%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.57%	.59%	.59%	.59%	.59%
Expenses net of fee waivers, if any	.57%	.59%	.59%	.59%	.59%
Expenses net of all reductions	.57%	.59%	.59%	.59%	.59%
Net investment income (loss)	2.99%	2.32%	2.13%	3.27%	2.69%
Supplemental Data
Net assets, end of period (000 omitted)	$1,304,804	$1,679,091	$1,182,923	$1,505,889	$1,691,151
Portfolio turnover rate H	114%	82%	75%	103%	66%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended August 31, 2022

1. Organization.
Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund (the Funds) are funds of Fidelity Commonwealth Trust II (the Trust) and are authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
2. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2022 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign taxes withheld, as applicable. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Large Cap Growth Enhanced Index Fund	$1,106,405,222	$ 577,872,022	$ (49,500,942)	$ 528,371,080
Fidelity Large Cap Value Enhanced Index Fund	5,152,514,720	837,670,414	(269,670,609)	567,999,805
Fidelity Large Cap Core Enhanced Index Fund	2,192,864,569	387,568,375	(109,954,306)	277,614,069
Fidelity Mid Cap Enhanced Index Fund	1,639,477,654	210,286,467	(155,501,114)	54,785,353
Fidelity International Enhanced Index Fund	1,356,508,869	96,481,965	(148,758,010)	(52,276,045)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Large Cap Growth Enhanced Index Fund	$5,715,914	$-	$-	$ 528,371,080
Fidelity Large Cap Value Enhanced Index Fund	48,519,044	172,279,249	-	567,999,805
Fidelity Large Cap Core Enhanced Index Fund	5,613,134	7,469,577	-	277,614,069
Fidelity Mid Cap Enhanced Index Fund	9,323,556	40,441,219	-	54,785,353
Fidelity International Enhanced Index Fund	25,672,320	-	(156,170,818)	(52,615,110)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Total capital loss carryforward
Fidelity International Enhanced Index Fund	$(156,170,818)	$ (156,170,818)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2021 to August 31, 2022. Loss deferrals were as follows:

Capital losses
Fidelity Large Cap Growth Enhanced Index Fund	$ (28,127,700)

The tax character of distributions paid was as follows:

August 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Growth Enhanced Index Fund	$ 84,709,586	$ 150,046,589	$ 234,756,175
Fidelity Large Cap Value Enhanced Index Fund	298,040,890	399,041,651	697,082,541
Fidelity Large Cap Core Enhanced Index Fund	93,609,903	110,605,741	204,215,644
Fidelity Mid Cap Enhanced Index Fund	40,554,225	217,691,053	258,245,278
Fidelity International Enhanced Index Fund	40,640,601	-	40,640,601

August 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Large Cap Growth Enhanced Index Fund	$ 9,736,538	$ 56,612,451	$ 66,348,989
Fidelity Large Cap Value Enhanced Index Fund	72,050,354	-	72,050,354
Fidelity Large Cap Core Enhanced Index Fund	16,123,915	10,047,364	26,171,279
Fidelity Mid Cap Enhanced Index Fund	12,841,068	35,272,302	48,113,370
Fidelity International Enhanced Index Fund	21,705,885	-	21,705,885

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Large Cap Growth Enhanced Index Fund	1,806,515,361	1,667,140,509
Fidelity Large Cap Value Enhanced Index Fund	6,827,108,297	6,882,585,851
Fidelity Large Cap Core Enhanced Index Fund	2,790,108,445	1,700,499,827
Fidelity Mid Cap Enhanced Index Fund	2,170,526,134	2,264,444,887
Fidelity International Enhanced Index Fund	1,637,361,878	1,664,241,816
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. Each Fund pays an all-inclusive management fee based on the annual rates noted in the following table; and the investment adviser pays all ordinary operating expenses of each Fund, except fees and expenses of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. The management fees are reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees. During January 2022 the Board approved a change in the management fee for Fidelity Mid Cap Enhanced Index Fund and Fidelity International Enhanced Index Fund from .59% to .45% and .55%, respectively, effective February 1, 2022.

Fidelity Large Cap Growth Enhanced Index Fund	.39%
Fidelity Large Cap Value Enhanced Index Fund	.39%
Fidelity Large Cap Core Enhanced Index Fund	.39%
Fidelity Mid Cap Enhanced Index Fund	.45%
Fidelity International Enhanced Index Fund	.55%

Sub-Adviser. Geode Capital Management, LLC (Geode), served as sub-adviser for the Funds. Geode provided discretionary investment advisory services to the Funds and was paid by the investment adviser for providing these services. Effective after the close of business on March 18, 2022, Geode transitioned the management of assets and investment advisory services to the investment adviser.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Large Cap Growth Enhanced Index Fund	$ 663
Fidelity Large Cap Value Enhanced Index Fund	2,817
Fidelity Large Cap Core Enhanced Index Fund	2,118
Fidelity Mid Cap Enhanced Index Fund	1,382
Fidelity International Enhanced Index Fund	317

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Value Enhanced Index Fund	Borrower	$ 7,457,400.32%		$ 326
Fidelity Mid Cap Enhanced Index Fund	Borrower	$ 10,968,667.65%		$ 592
Fidelity International Enhanced Index Fund	Borrower	$ 12,282,000.32%		$ 107

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Large Cap Growth Enhanced Index Fund	95,988,507	51,622,110	(6,398,010)
Fidelity Large Cap Value Enhanced Index Fund	138,673,705	246,534,095	9,850,246
Fidelity Large Cap Core Enhanced Index Fund	40,792,098	30,158,365	1,361,504
Fidelity Mid Cap Enhanced Index Fund	42,799,062	59,652,612	4,320,252
Fidelity International Enhanced Index Fund	296,014	2,900,156	(442,778)
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Large Cap Growth Enhanced Index Fund	$ 2,147	$ 2	$-
Fidelity Large Cap Value Enhanced Index Fund	$ 6,913	$ 806	$-
Fidelity Large Cap Core Enhanced Index Fund	$ 916	$ 2	$ -
Fidelity Mid Cap Enhanced Index Fund	$ 19,101	$ 1,654	$ -
Fidelity International Enhanced Index Fund	$ 32,237	$ -	$-
9. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Large Cap Core Enhanced Index Fund	$ 299,196,000	2.08%	$ 17,287
10. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Large Cap Growth Enhanced Index Fund	$ 149
Fidelity Large Cap Value Enhanced Index Fund	134
Fidelity Large Cap Core Enhanced Index Fund	204
Fidelity Mid Cap Enhanced Index Fund	112
Fidelity International Enhanced Index Fund	15
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fund	Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Large Cap Value Enhanced Index Fund	53%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Large Cap Value Enhanced Index Fund	55%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Commonwealth Trust II and Shareholders of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity International Enhanced Index Fund

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity International Enhanced Index Fund, (five of the funds constituting Fidelity Commonwealth Trust II, hereafter collectively referred to as the "Funds") as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.   Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.   We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 316 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2017
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2017
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2017
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2017
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period- C March 1, 2022 to August 31, 2022

Fidelity® Large Cap Growth Enhanced Index Fund	.39%
Actual		$ 1,000	$ 889.30	$ 1.86
Hypothetical- B		$ 1,000	$ 1,023.24	$ 1.99

Fidelity® Large Cap Value Enhanced Index Fund	.39%
Actual		$ 1,000	$ 932.10	$ 1.90
Hypothetical- B		$ 1,000	$ 1,023.24	$ 1.99

Fidelity® Large Cap Core Enhanced Index Fund	.39%
Actual		$ 1,000	$ 919.90	$ 1.89
Hypothetical- B		$ 1,000	$ 1,023.24	$ 1.99

Fidelity® Mid Cap Enhanced Index Fund	.45%
Actual		$ 1,000	$ 921.80	$ 2.18
Hypothetical- B		$ 1,000	$ 1,022.94	$ 2.29

Fidelity® International Enhanced Index Fund	.55%
Actual		$ 1,000	$ 858.20	$ 2.58
Hypothetical- B		$ 1,000	$ 1,022.43	$ 2.80

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended August 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Large Cap Growth Enhanced Index Fund	$14,220,882
Fidelity Large Cap Value Enhanced Index Fund	$281,973,025
Fidelity Large Cap Core Enhanced Index Fund	$31,782,300
Fidelity Mid Cap Enhanced Index Fund	$106,866,861
Fidelity International Enhanced Index Fund	$0

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Large Cap Growth Enhanced Index Fund
December 2021	15%
Fidelity Large Cap Value Enhanced Index Fund
December 2021	35%
Fidelity Large Cap Core Enhanced Index Fund
December 2021	19%
Fidelity Mid Cap Enhanced Index Fund
December 2021	47%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Large Cap Growth Enhanced Index Fund
December 2021	16%
Fidelity Large Cap Value Enhanced Index Fund
December 2021	38%
Fidelity Large Cap Core Enhanced Index Fund
December 2021	21%
Fidelity Mid Cap Enhanced Index Fund
December 2021	51%
Fidelity International Enhanced Index Fund
December 2021	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Large Cap Growth Enhanced Index Fund
December 2021	1%
Fidelity Large Cap Value Enhanced Index Fund
December 2021	3%
Fidelity Large Cap Core Enhanced Index Fund
December 2021	1%
Fidelity Mid Cap Enhanced Index Fund
December 2021	10%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2021
Fidelity Large Cap Growth Enhanced Index Fund	100%
Fidelity Large Cap Value Enhanced Index Fund	100%
Fidelity Large Cap Core Enhanced Index Fund	100%
Fidelity Mid Cap Enhanced Index Fund	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Enhanced Index Fund	12/13/2021	$0.3273	$0.0243

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Enhanced Index Fund
Fidelity Large Cap Core Enhanced Index Fund
Fidelity Large Cap Growth Enhanced Index Fund
Fidelity Large Cap Value Enhanced Index Fund
Fidelity Mid Cap Enhanced Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) (the Advisory Contract). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contract throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contract was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the investment adviser and its affiliates under the Advisory Contract and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the investment adviser.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the investment adviser about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity International Enhanced Index Fund, returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Enhanced Index Fund

The Board considered the Fidelity International Enhanced Index Fund's underperformance for different time periods ended September 30, 2021 (which periods are reflected in the chart[s] above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Fidelity Large Cap Core Enhanced Index Fund

Fidelity Large Cap Growth Enhanced Index Fund

Fidelity Large Cap Value Enhanced Index Fund

Fidelity Mid Cap Enhanced Index Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not.  The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover expenses beyond portfolio management, in prior years, each fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by Fidelity for expenses beyond portfolio management (including transfer agent fees, pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. Given the funds' competitive management fee rates, Fidelity no longer calculates hypothetical net management fees for the funds and, as a result, the charts do not include hypothetical net management fees for periods after 2017.

The Board considered that a new management contract for each fund that implemented an all-inclusive management fee structure had taken effect April 1, 2017, following approval by shareholders. Under this new fee structure, the management fee rate for Fidelity International Enhanced Index Fund increased from 0.47% to 0.59%, the management fee rate for each of Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, and Fidelity Large Cap Value Enhanced Index Fund increased from 0.30% to 0.39%, and the management fee rate for Fidelity Mid Cap Enhanced Index Fund increased from 0.45% to 0.59%, and FMR now pays all other expenses of each fund with limited exceptions. The Board noted that as a result of the new fee structure, total expenses incurred by shareholders decreased.

Fidelity International Enhanced Index Fund

Fidelity Large Cap Core Enhanced Index Fund

Fidelity Large Cap Growth Enhanced Index Fund

Fidelity Large Cap Value Enhanced Index Fund

Fidelity Mid Cap Enhanced Index Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of each fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for each fund, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the total expense similar sale load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of each fund ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale .   The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.   In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contract should be renewed.

1.855140.116
GEI-ANN-1022

Item 2.

Code of Ethics

As of the end of the period, August 31, 2022, Fidelity Commonwealth Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund and Fidelity Mid Cap Enhanced Index Fund (the “Funds”):

Services Billed by PwC

August 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$38,100	$3,600	$9,300	$1,200
Fidelity Large Cap Core Enhanced Index Fund	$37,700	$3,600	$10,200	$1,200
Fidelity Large Cap Growth Enhanced Index Fund	$37,700	$3,600	$10,200	$1,200
Fidelity Large Cap Value Enhanced Index Fund	$37,700	$3,600	$9,300	$1,200
Fidelity Mid Cap Enhanced Index Fund	$37,700	$3,600	$10,200	$1,200

August 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$37,000	$3,700	$9,000	$1,300
Fidelity Large Cap Core Enhanced Index Fund	$36,600	$3,700	$9,000	$1,300
Fidelity Large Cap Growth Enhanced Index Fund	$36,600	$3,700	$9,000	$1,300
Fidelity Large Cap Value Enhanced Index Fund	$36,600	$3,700	$9,000	$1,300
Fidelity Mid Cap Enhanced Index Fund	$36,600	$3,700	$9,000	$1,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2022A	August 31, 2021A
Audit-Related Fees	$7,914,600	$8,959,700
Tax Fees	$353,200	$11,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2022A	August 31, 2021A
PwC	$13,308,400	$14,343,600

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 20, 2022